Exhibit 10.4

COURSERA, INC.

STOCK INCENTIVE PLAN

as amended and restated by the

Board of Directors effective on February 17, 2021

PREFACE

This Plan is divided into two separate equity programs: (1) the option and stock appreciation rights grant program set forth in Section 5 under which Eligible Persons (as defined in Section 3) may, at the discretion of the Administrator, be granted Options and/or SARs, and (2) the stock award program set forth in Section 6 under which Eligible Persons may, at the discretion of the Administrator, be awarded restricted or unrestricted shares of Common Stock. Section 2 of this Plan contains the general rules regarding the administration of this Plan. Section 3 sets forth the requirements for eligibility to receive an Award grant under this Plan. Section 4 describes the capital stock of the Corporation that may be subject to Awards granted under this Plan. Section 7 contains other provisions applicable to all Awards granted under this Plan. Section 8 provides definitions for certain capitalized terms used in this Plan and not otherwise defined herein.

1.	PURPOSE OF THE PLAN.

The purpose of this Plan is to promote the success of the Corporation and the interests of its stockholders by providing a means through which the Corporation may grant equity-based incentives to attract, motivate, retain and reward certain officers, employees, directors and other eligible persons and to further link the interests of Award recipients with those of the Corporation’s stockholders generally.

2.	ADMINISTRATION.

2.1

Administrator. This Plan shall be administered by and all Awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Affiliates who will receive grants of Awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

2.2

Plan Awards; Interpretation; Powers of Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of Awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

(b)

grant Awards to Eligible Persons, determine the price and number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest (which may include, without limitation, performance and/or time-based schedules) or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;

(c)	approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

(d)

construe and interpret this Plan and any Award Agreement or other agreements defining the rights and obligations of the Corporation, its Affiliates, and Participants under this Plan, make factual determinations with respect to the administration of this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards, subject to any required consent under Section 7.7.4;

(f)

accelerate or extend the vesting or exercisability or extend the term of any or all outstanding Awards (within the maximum ten-year term of Awards under Sections 5.4.2 and 6.5) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature);

(g)	determine Fair Market Value for purposes of this Plan and Awards;

(h)	determine the duration and purposes of leaves of absence that may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and

(i)

determine whether, and the extent to which, adjustments are required pursuant to Section 7.3 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7.3.

2.3

Binding Determinations. Any action taken by, or inaction of, the Corporation, any Affiliate, the Board or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor the Administrator, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

2.4

Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Affiliates shall be liable for any such action or determination taken or made or omitted in good faith.

2.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Affiliates or to third parties.

3.	ELIGIBILITY.

Awards may be granted under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” means any person who qualifies as one of the following at the time of grant of the respective Award:

(a)	an officer (whether or not a director) or employee of the Corporation or any of its Affiliates;

(b)	any member of the Board; or

(c)

any director of one of the Corporation’s Affiliates, or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Affiliates, as applicable, in a capital raising transaction or as a market maker or promoter of that entity’s securities) to the Corporation or one of its Affiliates.

An advisor or consultant may be selected as an Eligible Person pursuant to clause (c) above only if such person’s participation in this Plan would not adversely affect (1) the Corporation’s eligibility to rely on the Rule 701 exemption from registration under the Securities Act for the offering of shares issuable under this Plan by the Corporation, or (2) the Corporation’s compliance with any other applicable laws.

An Eligible Person may, but need not, be granted one or more Awards pursuant to Section 5 and/or one or more Awards pursuant to Section 6. An Eligible Person who has been granted an Award under this Plan may, if otherwise eligible, be granted additional Awards under this Plan if the Administrator so determines. However, a person’s status as an Eligible Person is not a commitment that any Award will be granted to that person under this Plan. Furthermore, an Eligible Person who has been granted an Award under Section 5 is not necessarily entitled to an Award under Section 6, or vice versa, unless otherwise expressly determined by the Administrator.

Each Award granted under this Plan must be approved by the Administrator at or prior to the grant of the Award.

4.	STOCK SUBJECT TO THE PLAN.

4.1

Shares Available. Subject to the provisions of Section 7.3.1, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The shares of Common Stock issued and delivered may be issued and delivered for any lawful consideration.

4.2

Share Limit. Subject to the provisions of Section 7.3.1 and further subject to the share counting rules of Section 4.3, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan will not exceed 39,067,319[1] shares (the “Share Limit”) in the aggregate. As required under Treasury Regulation Section 1.422-2(b)(3)(i), in no event will the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under this Plan exceed the Share Limit.

4.3

Replenishment and Reissue of Unvested Awards. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares of Common Stock issuable at any time

[1]	Reflects increase to the Stock Incentive Plan approved by the Board on 2/19/2020 and approved by the Stockholders on 3/31/2020, and made effective on 4/6/2020.

pursuant to such Award, plus (b) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, plus (c) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Options or SARs granted under this Plan that expire or for any reason are canceled or terminated without having been exercised (or shares of Common Stock subject to or underlying the unexercised portion of such Options or SARs in the case of Options or SARs that were partially exercised), as well as shares of Common Stock that are subject to Stock Awards made under this Plan that are not issued because the Stock Award expires or for any reason is cancelled or terminated or that are forfeited to the Corporation or otherwise repurchased by the Corporation prior to the vesting of such shares for a price not greater than the original purchase or issue price of such shares (as adjusted pursuant to Section 7.3.1) will again, except to the extent prohibited by law or applicable listing or regulatory requirements, be available for subsequent Award grants under this Plan. Shares that are exchanged by a Participant or withheld by the Corporation as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Corporation or one of its Affiliates to satisfy the tax withholding obligations related to any Award, shall be available for subsequent Awards under this Plan. In the case of an exercise of a SAR, only the number of shares actually issued in respect of such exercise shall be charged against this Plan’s Share Limit. Adjustments to the Share Limit pursuant to this Section 4.3 are subject to any applicable limitations of the Code in the case of Awards intended to be Incentive Stock Options.

4.4

Reservation of Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan.

5.	OPTION AND SAR GRANT PROGRAM.

5.1

Option and SAR Grants in General. Each Option or SAR shall be evidenced by an Award Agreement in the form approved by the Administrator. The Award Agreement evidencing an Option or SAR shall contain the terms established by the Administrator for that Award, as well as any other terms, provisions, or restrictions that the Administrator may impose on the Option or SAR or any shares of Common Stock subject to the Option or SAR; in each case subject to the applicable provisions and limitations of this Section 5 and the other applicable provisions and limitations of this Plan. The Administrator may require that the recipient of an Option or SAR promptly execute and return to the Corporation his or her Award Agreement evidencing the Award. In addition, the Administrator may require that the spouse of any married recipient of an Option or SAR also promptly execute and return to the Corporation the Award Agreement evidencing the Award granted to the recipient or such other spousal consent form that the Administrator may require in connection with the grant of the Award.

5.2

Incentive Stock Option Status. The Administrator will designate each Option granted under this Plan as either an Incentive Stock Option or a Nonqualified Stock Option, and such designation shall be set forth in the applicable Award Agreement. Any Option granted under this Plan that is not expressly designated in the applicable Award Agreement as an Incentive Stock Option will be deemed to be designated a Nonqualified Stock Option under this Plan and not an “incentive stock option” within the meaning of Section 422 of the Code. Incentive Stock Options shall be subject to the provisions of Section 5.5 in addition to the provisions of this Plan applicable to Options generally.

5.3	Option or SAR Price.

5.3.1

Option Pricing Limits. Subject to the following provisions of this Section 5.3.1, the Administrator will determine the purchase price per share of the Common Stock covered by each Option (the “exercise price” of the Option) at the time of the grant of the Option, which exercise price will be set forth in the applicable Award Agreement. In no case will the exercise price of an Option be less than the greater of:

(a)	the par value of the Common Stock;

(b)	subject to clause (c) below, 100% of the Fair Market Value of a share of Common Stock on the date of grant; or

(c)	in the case of an Incentive Stock Option granted to a Participant described in Section 5.5.4, 110% of the Fair Market Value of a share of Common Stock on the date of grant.

5.3.2

Payment Provisions. The Corporation will not be obligated to deliver certificates for the shares of Common Stock to be purchased on exercise of an Option unless and until it receives full payment of the exercise price therefor, all related withholding obligations under Section 7.6 have been satisfied, and all other conditions to the exercise of the Option set forth herein or in the Award Agreement have been satisfied. The purchase price of any shares of Common Stock purchased on exercise of an Option must be paid in full at the time of each purchase in such lawful consideration as may be permitted or required by the Administrator, which may include, without limitation, one or a combination of the following methods:

(a)	cash, check payable to the order of the Corporation, or electronic funds transfer;

(b)	notice and third party payment in such manner as may be authorized by the Administrator;

(c)	the delivery of previously owned shares of Common Stock;

(d)	by a reduction in the number of shares of Common Stock otherwise deliverable pursuant to the Award;

(e)	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise”; or

(f)	if authorized by the Administrator or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 5.3.3.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an Option (whether previously-owned shares or shares otherwise deliverable pursuant to the terms of the Option) shall be valued at their Fair Market Value on the date of exercise. Unless otherwise expressly provided in the applicable Award Agreement, the Administrator may eliminate or limit a Participant’s ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Corporation.

5.3.3

Acceptance of Notes to Finance Exercise. The Corporation may, with the Administrator’s approval in each specific case, accept one or more promissory notes from any Eligible Person in connection with the exercise of any Option; provided that any such note shall be subject to the following terms and conditions:

(a)

The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise, purchase or acquisition of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise, purchase or acquisition.

(b)	The initial term of the note shall be determined by the Administrator; provided that the term of the note, including extensions, shall not exceed a period of five years.

(c)

The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Administrator, but not less than the interest rate necessary to avoid the imputation of interest under the Code and to avoid any adverse accounting consequences in connection with the exercise, purchase or acquisition.

(d)

If the employment or services of the Participant by or to the Corporation and its Affiliates terminates, the unpaid principal balance of the note shall become due and payable on the 30th business day after such termination; provided, however, that if a sale of the shares acquired on exercise of the Option would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions) in securities of the Corporation by the Participant subsequent to such termination.

(e)	If required by the Administrator or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby or other collateral, in compliance with applicable law.

The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with all applicable rules and regulations, including those of the Federal Reserve Board and any applicable state law, as then in effect.

5.3.4

Base Price of SARs. The Administrator will determine the base price per share of the Common Stock covered by each SAR at the time of grant of the SAR, which base price will be set forth in the applicable Award Agreement and will not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the SAR.

5.4	Vesting; Term; Exercise Procedure.

5.4.1

Vesting. Except as provided in Section 5.8, an Option or SAR may be exercised only to the extent that it is vested and exercisable. The Administrator will determine the vesting and/or exercisability provisions of each Option or SAR (which may be based on performance criteria, passage of time or other factors or any combination thereof), which provisions will be set forth in the applicable Award Agreement. Unless the Administrator otherwise expressly provides, once exercisable an Option or SAR will remain exercisable until the expiration or earlier termination of the Option or SAR.

5.4.2

Term. Each Option or SAR shall expire not more than 10 years after its date of grant. Each Option or SAR will be subject to earlier termination as provided in or pursuant to Sections 5.6 and 7.3 or the terms of the applicable Award Agreement.

5.4.3

Exercise Procedure. Any exercisable Option or SAR will be deemed to be exercised when (a) the applicable exercise procedures in the related Award Agreement have been satisfied (or, in the absence of any such procedures in the related Award Agreement, the Corporation has received written notice of such exercise from the Participant ), (b) in the case of an Option, the Corporation has received any required payment made in accordance with Section 5.3, (c) in the case of an Option or SAR, all withholding obligations arising in connection with the exercise have been satisfied in accordance with Section 7.6, and (d) in the case of an Option or SAR, the Corporation has received any written statement required pursuant to Section 7.5.1.

5.4.4

Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Administrator, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No Option or SAR may be exercised as to fewer than 100 shares (subject to adjustment pursuant to Section 7.3.1) at one time unless the number as to which the Award is exercised is the total number at the time then subject to the vested and exercisable portion of the Award.

5.5	Limitations on Grant and Terms of Incentive Stock Options.

5.5.1

$100,000 Limit. To the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Corporation or any of its Affiliates, such options will be treated as nonqualified stock options. For this purpose, the Fair Market Value of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced (recharacterized as nonqualified stock options) first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

5.5.2

Other Code Limits. Incentive Stock Options may only be granted to individuals that are employees of the Corporation or one of its Affiliates and satisfy the other eligibility requirements of the Code. Any Award Agreement relating to Incentive Stock Options will contain or shall be deemed to contain such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

5.5.3

ISO Notice of Sale Requirement. Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares of Common Stock acquired on such exercise if the sale or other transfer occurs within (a) one year after the exercise date of the Option, or (b) two years after the grant date of the Option.

5.5.4

Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding stock of the Corporation (or any of its Affiliates) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any of its Affiliates), unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years after the date the Incentive Stock Option is granted.

5.6	Effects of Termination of Employment on Options and SARs.

5.6.1

Dismissal for Cause. Unless otherwise provided in the applicable Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 5.4.2 or 7.3, if a Participant’s employment by or service to the Corporation or any of its Affiliates is terminated by such entity for Cause, the Participant’s Option or SAR will terminate on the Participant’s Severance Date, whether or not the Option or SAR is then vested and/or exercisable.

5.6.2

Death or Disability. Unless otherwise provided in the applicable Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 5.4.2 or 7.3, if a Participant’s employment by or service to the Corporation or any of its Affiliates terminates as a result of the Participant’s death or Total Disability:

(a)

the Participant (or his or her Personal Representative or Beneficiary, in the case of the Participant’s Total Disability or death, respectively), will have until the date that is 12 months after the Participant’s Severance Date to exercise the Participant’s Option or SAR (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

(b)	the Option or SAR, to the extent not vested and exercisable on the Participant’s Severance Date, shall terminate on the Severance Date; and

(c)

the Option or SAR, to the extent exercisable for the 12-month period following the Participant’s Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

5.6.3

Other Terminations of Employment. Unless otherwise provided in the applicable Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by

Section 5.4.2 or 7.3, if a Participant’s employment by or service to the Corporation or any of its Affiliates terminates for any reason other than a termination by such entity for Cause or because of the Participant’s death or Total Disability:

(a)

the Participant will have until the date that is 3 months after the Participant’s Severance Date to exercise his or her Option or SAR (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

(b)	the Option or SAR, to the extent not vested and exercisable on the Participant’s Severance Date, shall terminate on the Severance Date; and

(c)

the Option or SAR, to the extent exercisable for the 3-month period following the Participant’s Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period.

5.7

Option and SAR Repricing/Cancellation and Regrant/Waiver of Restrictions. Subject to Section 4 and Section 7.7 and the specific limitations on Options and SARs contained in this Plan, the Administrator from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the exercise or base price, the vesting schedule, the number of shares subject to, or the term of, an Option or SAR granted under this Plan by cancellation of an outstanding Option or SAR and a subsequent regranting of the Option or SAR, by amendment, by substitution of an outstanding Option or SAR, by waiver or by other legally valid means. Such amendment or other action may result in, among other changes, an exercise or base price that is higher or lower than the exercise or base price of the original or prior Option or SAR, provide for a greater or lesser number of shares of Common Stock subject to the Option or SAR, or provide for a longer or shorter vesting or exercise period. In no event, however, may any such amendment or other action reduce the exercise or base price of the Option or SAR to less than the Fair Market Value of a share of Common Stock at the time of such change, or extend the maximum term of the Option or SAR at a time when the exercise or base price of such Award is less than the Fair Market Value of a share of Common Stock.

5.8

Early Exercise Options and SARs. The Administrator may, in its discretion, designate any Option or SAR as an “early exercise Option” or “early exercise SAR” which, by express provision in the applicable Award Agreement, may be exercised prior to the date such Option or SAR has vested. If the Participant elects to exercise all or a portion of any early exercise Option or SAR before it is vested, the shares of Common Stock acquired under the Option or SAR which are attributable to the unvested portion of the Option or SAR shall be Restricted Shares. The applicable Award Agreement will specify the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of such Restricted Shares prior to vesting, and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Unless otherwise expressly provided in the applicable Award Agreement, such Restricted Shares shall be subject to the provisions of Sections 6.6 through 6.9, below.

6.	STOCK AWARD PROGRAM.

6.1

Stock Awards in General. Each Stock Award shall be evidenced by an Award Agreement in the form approved by the Administrator. The Award Agreement evidencing a Stock Award shall contain the terms established by the Administrator for that Stock Award, as well as any other terms, provisions, or restrictions that the Administrator may impose on the Stock Award; in each case subject to the applicable provisions and limitations of this Section 6 and the other applicable provisions and limitations of this Plan. The Administrator may require that the recipient of a Stock Award promptly execute and return to the Corporation his or her Award Agreement evidencing the Stock Award. In addition, the Administrator may require that the spouse of any married recipient of a Stock Award also promptly execute and return to the Corporation the Award Agreement evidencing the Stock Award granted to the recipient or such other spousal consent form that the Administrator may require in connection with the grant of the Stock Award.

6.2

Types of Stock Awards. The Administrator shall designate whether a Stock Award shall be a Restricted Stock Award or a Restricted Stock Unit Award, and such designation shall be set forth in the applicable Award Agreement.

6.3	Purchase Price.

6.3.1

Pricing Limits. Subject to the following provisions of this Section 6.3, the Administrator will determine the purchase price per share of the Common Stock covered by each Stock Award at the time of grant of the Award. In no case will such purchase price of a Restricted Stock Award be less than the par value of the Common Stock.

6.3.2

Payment Provisions. The Corporation will not be obligated to issue certificates evidencing shares of Common Stock awarded under this Section 6 unless and until it receives full payment of the purchase price therefor and all other conditions to the purchase, as determined by the Administrator, have been satisfied. The purchase price of any shares subject to a Stock Award must be paid in full at the time of the purchase in such lawful consideration as may be permitted or required by the Administrator, which may include, without limitation, one or a combination of the methods set forth in clauses (a) through (f) in Section 5.3.2 and/or past services rendered to the Corporation or any of its Affiliates.

6.4

Vesting. The restrictions imposed on the shares of Common Stock subject to a Restricted Stock Award (which may be based on performance criteria, passage of time or other factors or any combination thereof) will be set forth in the applicable Award Agreement.

6.5

Term. A Stock Award shall either vest or be forfeited not more than 10 years after the date of grant. Each Restricted Stock Award will be subject to earlier termination as provided in or pursuant to Sections 6.8 and 7.3. Any payment of cash or delivery of stock in payment for a Restricted Stock Award may be delayed until a future date if specifically authorized by the Administrator in writing and by the Participant.

6.6

Stock Certificates; Fractional Shares. Any stock certificates evidencing Restricted Shares will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Administrator until the restrictions on such shares have lapsed, the shares have vested in accordance with the provisions of the Award Agreement and Section 6.4, and any related loan has been repaid. Fractional share interests will be disregarded, but may be accumulated. The Administrator, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

6.7

Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving Restricted Shares will be entitled to cash dividend and voting rights for all Restricted Shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

6.8

Termination of Employment; Return to the Corporation. Unless the Administrator otherwise expressly provides, Restricted Shares subject to a Restricted Stock Award that remain subject to vesting conditions that have not been satisfied by the time specified in the applicable Award Agreement (which may include, without limitation, the Participant’s Severance Date), will not vest and will be reacquired by the Corporation in such manner and on such terms as the Administrator provides, which terms shall include, to the extent not prohibited by law, return or repayment of the lower of (a) the Fair Market Value of the Restricted Shares at the time of the termination, or (b) the original purchase price of the Restricted Shares, without interest, to the Participant. The Award Agreement shall specify any other terms or conditions of the repurchase if the Restricted Stock Award fails to vest. Any other Restricted Stock Award that has not been exercised as of a Participant’s Severance Date shall terminate on that date unless otherwise expressly provided by the Administrator in the applicable Award Agreement.

6.9

Waiver of Restrictions. Subject to Sections 4 and 7.7 and the specific limitations on Stock Awards contained in this Plan, the Administrator from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible

Person, any adjustment in the vesting schedule, or the restrictions upon or the term of, a Stock Award granted under this Plan by amendment, by substitution of an outstanding Stock Award, by waiver or by other legally valid means.

6.10     Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall specify the number of Shares that are subject to the Award, which number is subject to adjustment in accordance with Section 7.3. The Administrator shall determine the vesting schedule of each Restricted Stock Unit Award. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement (which may be based on performance criteria, passage of time or other factors or any combination thereof). Unless otherwise provided in the Award Agreement, no consideration other than services shall be required of the Participant for the purchase of shares of Common Stock subject to a Restricted Stock Unit Award. Restricted Stock Units may be settled when the applicable vesting conditions have been satisfied or may be deferred to any later date, provided that the terms of such deferral satisfy the requirements of Section 409A of the Code. Settlement of the Restricted Stock Units may be made in the form of cash or whole shares of Common Stock or a combination thereof, as determined by the Administrator in its sole discretion. Unless otherwise provided in the Award Agreement, Restricted Stock Units may not be transferred other than by beneficiary designation, will or the laws of descent and distribution pursuant to Section 7.2.2. A holder of Restricted Stock Units shall have no voting, dividend or other rights as a stockholder with respect to any shares of Common Stock covered by a Restricted Stock Unit Award until such person receives such shares upon settlement of the Award. Unless the Award Agreement provides otherwise, the Participant shall have no right to be credited with amounts equal to dividends paid on shares of Common Stock subject to the Restricted Stock Unit Award. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Corporation. Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation subject to the terms and conditions of the applicable Restricted Stock Unit Award Agreement.

7.	PROVISIONS APPLICABLE TO ALL AWARDS.

7.1	Rights of Eligible Persons, Participants and Beneficiaries.

7.1.1

Employment Status. No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

7.1.2

No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or related to any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Corporation or any of its Affiliates, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Affiliate to change such person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause at any time. Nothing in this Section 7.1.2, or in Section 7.3 or 7.15, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract. An Award Agreement shall not constitute a contract of employment or service.

7.1.3

Plan Not Funded. Awards payable under this Plan will be payable in shares of Common Stock or from the general assets of the Corporation, and (except as to the share reservation provided in Section 4.4) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided) of the Corporation or any of its Affiliates by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any of its Affiliates and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Corporation.

7.1.4

Charter Documents. The Certificate of Incorporation and Bylaws of the Corporation, as either of them may lawfully be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the voting or transfer of Common Stock) or priorities, rights and preferences as to securities and interests prior in rights to the Common Stock. These restrictions and limitations are in addition to (and not in lieu of) those set forth in this Plan or any Award Agreement, and are incorporated herein by this reference.

7.2	No Transferability; Limited Exception to Transfer Restrictions.

7.2.1	Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 7.2, by applicable law and by the Award Agreement, as the same may be amended:

(a)	all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

(b)	Awards will be exercised only by the Participant; and

(c)	amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

In addition, the shares shall be subject to the restrictions set forth in the applicable Award Agreement.

7.2.2	Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 7.2.1 will not apply to:

(a)	transfers to the Corporation;

(b)	transfers by gift or domestic relations order to one or more “family members” (as that term is defined in SEC Rule 701 promulgated under the Securities Act) of the Participant;

(c)

the designation of a Beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s Beneficiary, or, in the absence of a validly designated Beneficiary, transfers by will or the laws of descent and distribution; or

(d)	if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant’s duly authorized legal representative.

Notwithstanding anything else in this Section 7.2.2 to the contrary, but subject to compliance with all applicable laws, Incentive Stock Options and Stock Awards will be subject to any and all transfer restrictions under the Code applicable to such awards or necessary to maintain the intended tax consequences of such Awards. Notwithstanding clause (b) above but subject to compliance with all applicable laws, any contemplated transfer by gift or domestic relations order to one or more “family members” of a Participant as referenced in clause (b) above is subject to the condition precedent that the transfer be approved by the Administrator in order for it to be effective. The Administrator may, in its sole discretion, withhold its approval of any such proposed transfer.

7.3	Adjustments; Changes in Control.

7.3.1

Adjustments. Subject to Section 7.3.2 below, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding Awards, (3) the grant, purchase, or exercise or base price of any outstanding Awards, and/or (4) the securities, cash or other property deliverable upon exercise or vesting of any outstanding Awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Awards.

Unless otherwise expressly provided in the applicable Award Agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance- based Awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based Awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 2.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.3.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

Unless otherwise expressly provided by the Administrator, in no event shall a conversion of one or more outstanding shares of the Corporation’s preferred stock (if any) or any new issuance of securities by the Corporation for consideration be deemed, in and of itself, to require an adjustment pursuant to this Section 7.3.1.

7.3.2

Consequences of a Change in Control Event. Upon the occurrence of a Change in Control Event, the Administrator may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding Awards (or the cash, securities or other property deliverable to the holder(s) of any or all outstanding Awards) based upon, to the extent relevant in the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may, in its sole discretion, provide in the applicable Award Agreement or by an amendment thereto for the accelerated vesting of one or more Awards to the extent such Awards are outstanding upon a Change in Control Event or such other events or circumstances as the Administrator may provide.

The Administrator may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash, securities or other property settlement. In the case of Options and SARs, but without limitation on other methodologies, the Administrator may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise or base price of the Option or SAR, as applicable, to the extent of the then vested and exercisable shares subject to the Option or SAR.

In any of the events referred to in this Section 7.3.2, the Administrator may take such action contemplated by this Section 7.3.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the Award if an event giving rise to an acceleration does not occur.

To the extent that the agreement or documentation providing for a Change in Control Event, an Award Agreement, or any amendment to an Award Agreement do not provide for payment in cash, cash equivalents, or equity in settlement of an outstanding Award, the continuation, assumption, substitution, or exchange of an outstanding Award, or the accelerated vesting of an outstanding Award, such Award will be subject to full vesting immediately prior to the effectiveness of the Change in Control Event; provided, however, that the portion of such Award subject to performance standards shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.

7.3.3

Early Termination of Awards. Upon the occurrence of a Change in Control Event, each then-outstanding Award (whether or not vested and/or exercisable) shall terminate, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such Award and provided that, in the case of Options and SARs that will not survive or be substituted for, assumed, exchanged, or otherwise continued or settled in the Change in Control Event, the holder of such Award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding and vested Options and SARs in accordance with their terms before the termination of the Awards (except that in no case shall more than ten days’ notice of the impending termination be required). For purposes of this Section 7.3, an Award shall be deemed to have been “assumed” if (without limiting other circumstances in which an Award is assumed) the Award continues after the Change in Control Event, and/or is assumed and continued by a Parent (as such term is defined in the definition of Change in Control Event) following a Change in Control Event, and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the Award, for each share of Common Stock subject to the Award immediately prior to the Change in Control Event, the consideration (whether cash, shares, or other securities or property) received in the Change in Control Event by the stockholders of the Corporation for each share of Common Stock sold or exchanged in such transaction (or the consideration received by a majority of the stockholders participating in such transaction if the stockholders were offered a choice of consideration); provided, however, that if the consideration offered for a share of Common Stock in the transaction is not solely the ordinary common stock of a successor corporation or a Parent, the Board may provide for the consideration to be received upon exercise or payment of the Award, for each share subject to the Award, to be solely ordinary common stock of the successor corporation or a Parent equal in Fair Market Value to the per share consideration received by the stockholders participating in the Change in Control Event.

7.3.4

Other Acceleration Rules. The Administrator may override the provisions of this Section 7.3 as to any Award by express provision in the applicable Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event (or such other circumstances as may trigger accelerated vesting of the Incentive Stock Option) shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation on Incentive Stock Options is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option.

7.4	Termination of Employment or Services.

7.4.1

Events Not Deemed a Termination of Employment. Unless the Administrator otherwise expressly provides with respect to a particular Award, if a Participant’s employment by or service to the Corporation or an Affiliate terminates but immediately thereafter the Participant continues in the employ of or service to another Affiliate or the Corporation, as applicable, the Participant shall be deemed to have not had a termination of employment or service for purposes of this Plan and the Participant’s Awards. Unless the express policy of the Corporation or the Administrator otherwise provides, a Participant’s employment relationship with the Corporation or any of its Affiliates shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence authorized by the Corporation or any Affiliate or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three months. In the case of any Participant on an approved leave of absence, continued vesting of the Award while on leave from the employ of or service with the Corporation or any of its Affiliates will be suspended until the Participant returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term of the Award set forth in the Award Agreement.

7.4.2

Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate, a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of such Affiliate who does not continue as an Eligible Person in respect of another Affiliate that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Affiliate that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Affiliate or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7.4.3

Administrator Discretion. Notwithstanding the provisions of Section 5.6 or 6.8, in the event of, or in anticipation of, a termination of employment or service with the Corporation or any of its Affiliates for any reason, the Administrator may accelerate the vesting and exercisability of all or a portion of the Participant’s Award, and/or, subject to the provisions of Sections 5.4.2 and 7.3, extend the exercisability period of the Participant’s Option or SAR upon such terms as the Administrator determines and expressly sets forth in or by amendment to the Award Agreement.

7.4.4

Termination of Consulting or Affiliate Services. If the Participant is an Eligible Person solely by reason of clause (c) of Section 3, the Administrator shall be the sole judge of whether the Participant continues to render services to the Corporation or any of its Affiliates, unless a written contract or the Award Agreement otherwise provides. If, in these circumstances, the Corporation or any Affiliate notifies the Participant in writing that a termination of the Participant’s services to the Corporation or any Affiliate has occurred for purposes of this Plan, then (unless the contract or the Award Agreement otherwise expressly provides), the Participant’s termination of services with the Corporation or Affiliate for purposes of this Plan shall be the date specified by the Corporation or Affiliate in such notice.

7.5	Compliance with Laws.

7.5.1

General. This Plan, the granting and vesting of Awards under this Plan, and the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

7.5.2

Compliance with Securities Laws. No Participant shall sell, pledge or otherwise transfer shares of Common Stock acquired pursuant to an Award or any interest in such shares except in accordance with the express terms of this Plan and the applicable Award Agreement. Any attempted transfer in violation of this Section 7.5 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of shares of Common Stock acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws and unless and until:

(a)	there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

(b)	such disposition is made in accordance with Rule 144 under the Securities Act; or

(c)

such Participant notifies the Corporation of the proposed disposition and furnishes the Corporation with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Corporation, furnishes to the Corporation an opinion of counsel acceptable to the Corporation’s counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable securities laws.

The Corporation may charge a fee to defray out-of-pocket or other costs incurred in connection with the review of proposed transfers. Notwithstanding anything else herein to the contrary, neither the Corporation or any Affiliate has any obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Corporation or any Affiliate make any representation concerning the likelihood of a public offering of the Common Stock or any other securities of the Corporation or any Affiliate.

7.5.3

Share Legends. All certificates evidencing shares of Common Stock issued or delivered under this Plan shall bear the following legends and/or any other appropriate or required legends under applicable laws:

“OWNERSHIP OF THIS CERTIFICATE, THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION.”

“THE SHARES ARE SUBJECT TO THE CORPORATION’S RIGHT OF FIRST REFUSAL AND CALL RIGHTS TO REPURCHASE THE SHARES UNDER THE CORPORATION’S STOCK INCENTIVE PLAN AND AGREEMENTS WITH THE CORPORATION THEREUNDER, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE CORPORATION FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE CORPORATION. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE ACT, NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.”

7.5.4

Confidential Information. Any financial or other information relating to the Corporation obtained by Participants in connection with or as a result of this Plan or their Awards shall be treated as confidential.

7.6

Tax Withholding. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or any of its Affiliates shall have the right at its option to:

(a)

require the Participant (or the Participant’s Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or Affiliate may be required to withhold with respect to such Award event or payment;

(b)

deduct from any amount otherwise payable (in respect of an Award or otherwise) in cash to the Participant (or the Participant’s Personal Representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or Affiliate may be required to withhold with respect to such Award event or payment; or

(c)

reduce the number of shares of Common Stock to be delivered by (or otherwise reacquire shares held by the Participant) the appropriate number of shares of Common Stock, valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 7.5) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law. Any such note need not otherwise comply with the provisions of Section 5.3.3.

7.7	Plan and Award Amendments, Termination and Suspension.

7.7.1

Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any period that the Board suspends this Plan.

7.7.2

Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

7.7.3

Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 2.2 and 7.7.4) may make other changes to the terms and conditions of Awards.

7.7.4

Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding Award Agreement shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7.3 shall not be deemed to constitute changes or amendments for purposes of this Section 7.7.

7.8

Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. Except as expressly required by Section 7.3.1, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

7.9

Stock-Based Awards in Substitution for Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Affiliates, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Affiliates, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Affiliates in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

7.10	Effective Date of the Plan. This Plan, as amended and restated, is effective on February 17, 2021.

7.11

Term of the Plan. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the 10th anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

7.12	Governing Law/Construction.

7.12.1	Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of Delaware.

7.12.2

Severability. If it is determined that any provision of this Plan or an Award Agreement is invalid and unenforceable, the remaining provisions of this Plan and/or the Award Agreement, as applicable, will continue in effect provided that the essential economic terms of this Plan and the Award can still be enforced.

7.12.3

Construction. It is intended that this Plan, and any Award under this Plan, will be exempt from, or comply with, Section 409A of the Code so as to not result in any tax, penalty or interest thereunder, and this Plan and each Award shall be construed and interpreted consistent with that intent.

7.13

Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

7.14

Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

7.15

No Restriction on Corporate Powers. The existence of this Plan, the Award Agreements, and the Awards granted hereunder, shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Affiliate’s capital structure or its business; (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Affiliate; (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Corporation’s capital stock or the rights thereof; (d) any dissolution or liquidation of the Corporation or any Affiliate; (e) any sale or transfer of all or any part of the Corporation or any Affiliate’s assets or business; or (f) any other corporate act or proceeding by the Corporation or any Affiliate. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Affiliate, as a result of any such action.

7.16

Other Company Compensation or Benefit Programs. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Affiliate, except where the Administrator or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or any Affiliate.

7.17

Clawback Policy. The Awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of Awards or any shares of Common Stock or other cash or property received with respect to the Awards (including any value received from a disposition of the shares acquired upon payment of the Awards).

7.18

Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent the Award from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A. The provisions of the Plan and each Award Agreement are intended to comply with or be exempt from the provisions of Section 409A and shall be interpreted in a manner consistent therewith. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, the Administrator may in its sole discretion (but without any obligation to do so) amend the terms of any Award to the extent it determines necessary to comply with Section 409A.

8.	DEFINITIONS.

“Administrator” has the meaning given to such term in Section 2.1.

“Affiliate” means (a) any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of the determination, each of the corporations other than the Corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or (b) any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the determination, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Award” means an award of any Option, SAR or Stock Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any writing, approved by the Administrator, setting forth the terms of an Award that has been duly authorized and approved.

“Award Date” means the date upon which the Administrator took the action granting an

Award or such later date as the Administrator designates as the Award Date at the time of the grant of the Award.

“Beneficiary” means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

“Board” means the Board of Directors of the Corporation.

“Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a “for cause” termination has on the Participant’s Awards) a termination of employment or service based upon a finding by the Corporation or any of its Affiliates, acting in good faith and based on its reasonable belief at the time, that the Participant:

(a)

has been negligent in the discharge of his or her duties to the Corporation or any Affiliate, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

(b)

has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information;

(c)

has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Corporation or any of its Affiliates; or has been convicted of, or pled guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses);

(d)	has materially breached any of the provisions of any agreement with the Corporation or any of its Affiliates;

(e)	has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation or any of its Affiliates; or

(f)

has improperly induced a vendor or customer to break or terminate any contract with the Corporation or any of its Affiliates or induced a principal for whom the Corporation or any Affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Administrator) on the date on which the Corporation or any Affiliate first delivers written notice to the Participant of a finding of termination for Cause.

“Change in Control Event” means any of the following:

(a)

Approval by stockholders of the Corporation (or, if no stockholder approval is required, by the Board alone) of the complete dissolution or liquidation of the Corporation, other than in the context of a Business Combination that does not constitute a Change in Control Event under paragraph (c) below;

(b)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then-outstanding shares of common stock of the Corporation (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this paragraph (b), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Affiliate or a successor, (D) any acquisition by any entity pursuant to a Business Combination, (E) any acquisition by a Person described in and satisfying the conditions of Rule 13d-1(b) promulgated under the Exchange Act, or (F) any acquisition by a Person who is the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Outstanding Company Common Stock and/or the Outstanding Company Voting Securities on the Effective Date (or an affiliate, heir, descendant, or related party of or to such Person);

(c)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation (a “Subsidiary”), a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)), and (2) no Person (excluding any individual or entity described in clauses (C), (E) or (F) of paragraph (b) above) beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 50% existed prior to the Business Combination;

provided, however, that a transaction shall not constitute a Change in Control Event if it is in connection with the underwritten public offering of the Corporation’s securities.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the shares of the Corporation’s common stock, par value $0.00001 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 7.3.1 of this Plan.

“Corporation” means Coursera, Inc., a Delaware corporation, and its successors.

“Effective Date” means August 18, 2020.

“Eligible Person” has the meaning given to such term in Section 3 of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value,” for purposes of this Plan and unless otherwise determined or provided by the Administrator in the circumstances, means as follows:

(d)

If the Common Stock is listed or admitted to trade on the New York Stock Exchange or other national securities exchange (the “Exchange”), the Fair Market Value shall equal the closing price of a share of Common Stock as reported on the composite tape for securities on the Exchange for the date in question, or, if no sales of Common Stock were made on the Exchange on that date, the closing price of a share of Common Stock as reported on said composite tape for the next preceding day on which sales of Common Stock were made on the Exchange. The Administrator may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the closing price of a share of Common Stock as reported on the composite tape for securities listed on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day.

(e)

If the Common Stock is not listed or admitted to trade on a national securities exchange, the Fair Market Value shall be the value as reasonably determined by the Administrator for purposes of the Award in the circumstances.

The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

Any determination as to Fair Market Value made pursuant to this Plan shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons with respect to Awards granted under this Plan.

“Incentive Stock Option” means an Option that is designated and intended as an “incentive stock option” within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

“Nonqualified Stock Option” means an Option that is not an “incentive stock option” within the meaning of Section 422 of the Code and includes any Option designated or intended as a Nonqualified Stock Option and any Option designated or intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

“Option” means an option to purchase Common Stock granted under Section 5 of this Plan. The Administrator will designate any Option granted to an employee of the Corporation or an Affiliate as a Nonqualified Stock Option or an Incentive Stock Option.

“Participant” means an Eligible Person who has been granted and holds an Award under this Plan.

“Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

“Plan” means this Coursera, Inc. Stock Incentive Plan, as it may hereafter be amended from time to time.

“Public Offering Date” means the date the Common Stock is first registered under the Exchange Act and listed or quoted on a recognized national securities exchange.

“Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such remain unvested and restricted under the terms of the applicable Award Agreement.

“Restricted Stock Award” means an award of Restricted Stock.

“Restricted Stock Unit Award” means an award of Restricted Stock Units.

“Restricted Stock Units” means a bookkeeping entry representing the equivalent of one share of Common Stock awarded under the Plan and represents an unfunded and unsecured obligation of the Corporation.

“SAR” means a share appreciation right, representing the right, subject to the terms and conditions of the Plan and the applicable Award Agreement, to receive a payment, in cash and/or Common Stock (as specified in the applicable Award Agreement), equal to the excess of the Fair Market Value of a share of Common Stock on the date the SAR is exercised over the “base price” of the SAR, which base price shall be set forth in the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Severance Date” with respect to a particular Participant means, unless otherwise provided in the applicable Award Agreement:

(f)

if the Participant is an Eligible Person under clause (a) of Section 3 and the Participant’s employment by the Corporation or any of its Affiliates terminates (regardless of the reason), the last day that the Participant is actually employed by the Corporation or such Affiliate (unless, immediately following such termination of employment, the Participant is a member of the Board or, by express written agreement with the Corporation or any of its Affiliates, continues to provide other services to the Corporation or any Affiliate as an Eligible Person under clause (c) of Section 3, in which case the Participant’s Severance Date shall not be the date of such termination of employment but shall be determined in accordance with clause (b) or (c) below, as applicable, in connection with the termination of the Participant’s other services);

(g)

if the Participant is not an Eligible Person under clause (a) of Section 3 but is an Eligible Person under clause (b) thereof, and the Participant ceases to be a member of the Board (regardless of the reason), the last day that the Participant is actually a member of the Board (unless, immediately following such termination, the Participant is an employee of the Corporation or any of its Affiliates or, by express written agreement with the Corporation or any of its Affiliates, continues to provide other services to the Corporation or any Affiliate as an Eligible Person under clause (c) of Section 3, in which case the Participant’s Severance Date shall not be the date of such termination but shall be determined in accordance with clause (a) above or (c) below, as applicable, in connection with the termination of the Participant’s employment or other services);

(h)

if the Participant is not an Eligible Person under clause (a) or clause (b) of Section 3 but is an Eligible Person under clause (c) thereof, and the Participant ceases to provide services to the Corporation or any of its Affiliates as determined in accordance with Section 7.4.4 (regardless of the reason), the last day that the Participant actually provides services to the Corporation or such Affiliate as an Eligible Person under clause (c) of Section 3 (unless, immediately following such termination, the Participant is an employee of the Corporation or any of its Affiliates or is a member of the Board, in which case the Participant’s Severance Date shall not be the date of such termination of services but shall be determined in accordance with clause (a) or (b) above, as applicable, in connection with the termination of the Participant’s employment or membership on the Board).

“Stock Award” means an award of shares of Common Stock under Section 6 of this Plan. A Stock Award may be a Restricted Stock Award or an award of unrestricted shares of Common Stock, including a Restricted Stock Unit Award.

“Total Disability” means a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Administrator may include.

To record the adoption of the Plan, as amended and restated, by the Board on February 17, 2021, effective on such date, the Company has caused its authorized officer to execute the same.

COURSERA, INC.

By	/s/ Anne Tuttle Cappel
Name:	Anne Tuttle Cappel
Title:	General Counsel and Secretary

COURSERA, INC.

STOCK INCENTIVE PLAN

SIGNATURE PAGE

COURSERA, INC.

STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Option Agreement”) by and between Coursera, Inc., a Delaware corporation (the “Corporation”), and [[FIRSTNAME]] [[LASTNAME]] (the “Participant”) evidences the stock option (the “Option”) granted by the Corporation to the Participant as to the number of shares of the Corporation’s Common Stock, par value $0.00001 per share, first set forth below.

Number of Shares of Common Stock:1 [[SHARESGRANTED]]    Award Date: [[GRANTDATE]]

Exercise Price per Share:1 [[GRANTPRICE]]                Expiration Date:1,2 [[GRANTEXPIRATIONDATE]]

Vesting Commencement Date: [[VESTINGSTARTDATE]]

Type of Option (check one):                 Nonqualified Stock Option         ☐

                                           Incentive Stock Option               ☒

Vesting1,2 The Option will become vested as to 25% of the total number of shares of Common Stock subject to the Option on the first anniversary of the Vesting Commencement Date indicated above and, as to the remaining 75% of the total number of shares of Common Stock subject to the Option, in 36 substantially equal monthly installments thereafter. No vesting will occur after Participant’s termination of service with the Corporation or its Affiliates except as set forth in the following paragraph.

In the event that, in connection with or within twelve (12) months following a Change of Control, Participant’s employment is terminated without Cause or there exists a Constructive Termination, then, subject to Participant’s delivery to the Corporation of a signed general Release of claims in favor of the Corporation in a form acceptable to the Corporation within 60 days after termination of employment and not revoking such Release within any revocation period required under applicable law to obtain a release of claims, and Participant’s ongoing compliance with the terms and conditions of such Participant’s employment agreement with the Corporation (if applicable), Participant will be entitled to immediate vesting in full with respect to one-eighth of the total number of shares subject to the Option to the extent then outstanding and unvested. “Change of Control” shall have the meaning set forth in the Plan, and “Cause” and “Constructive Termination” shall have the meanings set forth in Exhibit B of this Option Agreement.

The Option is granted under the Coursera, Inc. Stock Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan and the Stock Option Questions & Answers for the Plan, specifically acknowledges and agrees to Section 12 of the Terms, and agrees to maintain in confidence, to the extent permitted by applicable law, all information provided to him/her in connection with the Option.

[1]	Subject to adjustment under Section 7.3.1 of the Plan.
[2]	Subject to early termination under Section 5.6 or 7.3 of the Plan.

“PARTICIPANT”

[[SIGNATURE]]

Signature

[[FIRSTNAME]] [[LASTNAME]]

Print Name

[[RESADDR1]], [[RESADDR2]], [[RESADDR3]]

Address

[[RESCITY]], [[RESSTATEORPROV]]

[[RESPOSTALCODE]]

City, State, Zip Code

[[SIGNATURE_DATE]]

Date

COURSERA, INC., a Delaware corporation

By:
Its:	General Counsel

2

TERMS AND CONDITIONS OF STOCK OPTION

1. Vesting; Limits on Exercise.

The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•

Cumulative Exercisability. To the extent the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.3.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•

ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.5.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Stock Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below, under the Plan, or under the Exercise Agreement (as such term is defined below).

Nothing contained in this Option Agreement, the Plan or the Exercise Agreement constitutes a continued employment or service commitment by the Corporation or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Affiliate, interferes in any way with the right of the Corporation or any Affiliate at any time to terminate such employment or service, or affects the right of the Corporation or any Affiliate to increase or decrease the Participant’s other compensation. Nothing in this Option Agreement, however, is intended to adversely affect any independent contractual right of the Participant without his/her consent thereto.

3.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

an executed Exercise Agreement (stating the number of shares of Common Stock to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the “Exercise Agreement”);

3

•

payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 7.5.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 7.6 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

•	shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date; and/or

•

a reduction in the number of shares of Common Stock otherwise deliverable to the Participant pursuant to the exercise of the Option (based on the Fair Market Value of such shares on the exercise date); and/or

•

if the Common Stock is then registered under the Exchange Act and listed or quoted on a recognized national securities exchange, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

•	a note meeting the requirements of Section 5.3.3 of the Plan (or, in the case of tax loans, Section 7.6 of the Plan).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Stock Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

In addition, following the date on which the Corporation’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described above the exercise of this Option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this Option will instead remain outstanding and not expire until the earlier of (i) the Expiration Date as set forth on the cover page of the Option Agreement or (ii) the date on which the then-vested portion of this Option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Participant’s service specified in Section 5.6 of the Plan.

4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the termination of the Participant’s employment or services as provided in Section 5.6 of the Plan, or

•	the termination of the Option pursuant to Section 7.3 of the Plan.

4

Notwithstanding any post-termination exercise period provided for herein or in the Plan, an Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is designated as an ISO and is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Stock Option.

5.	Non-Transferability of Option and Shares Acquired on Exercise of Option or any Prior Option Grants.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 7.2 of the Plan. Any shares of Common Stock acquired on exercise of the Option are also subject to rights of first refusal and other rights in favor of the Corporation as set forth herein and in the Exercise Agreement.

6.	Securities Law Compliance.

The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable state securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•

The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•

The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

•

The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), and the Exercise Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

5

•

At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

•

The Participant agrees to accept by email all documents relating to the Corporation, the Plan or this Option and all other documents that the Corporation is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Participant also agrees that the Corporation may deliver these documents by posting them on a website maintained by the Corporation or by a third party under contract with the Corporation. If the Corporation posts these documents on a website, it shall notify the Participant by email of their availability. The Participant acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this Option expires or until the Participant gives the Corporation written notice that it should deliver paper documents.

7.	Lock-Up Agreement.

Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the shares of Common Stock acquired upon exercise of the Option (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit (or such other longer period as may be requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Participant has notice. (The term “Participant” includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Participant and shall confirm the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any Shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Right of First Refusal.

If for any reason the restriction on transfer of the Shares set forth in Section 5 above is not enforceable or otherwise does not apply at the relevant time, the Corporation shall have a right of first refusal, as set forth below, to purchase the Shares acquired upon exercise of the Option before the Shares (or any interest in them) can be validly transferred to any other person or entity.

8.1 Notice of Intent to Sell. Before there can be a valid sale or transfer of any Shares (or any interest in them) by any holder thereof, the holder shall first give notice in writing to the Corporation, mailed or delivered in accordance with the provisions of Section 9, of his or her intention to sell or transfer such Shares (the “Option Notice”).

The Option Notice shall specify the identity of the proposed transferee, the number of Shares to be sold or transferred to the transferee, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms for the Shares described in the Option Notice differ from delivery of cash or a check at closing, the Corporation shall have the option, as set forth herein, of purchasing the Shares for cash (or a cash equivalent) at closing in an amount which the Corporation determines is a fair value equivalent of that

6

payment. The determination of a fair value equivalent shall be made in the Corporation’s best judgment and such determination shall be mailed or delivered to the selling or transferring stockholder (the “Corporation’s Notice”) within ten (10) days of its receipt of the Option Notice. Should the selling or transferring stockholder disagree with the Corporation’s determination of a fair value equivalent, he or she shall have the right (the “Retraction Right”) to retract the proposed sale or transfer to a third party and the offer of Shares to the Corporation pursuant to the Option Notice (such retraction to be made in writing and mailed or delivered in accordance with the provisions of Section 9). If the stockholder again proposes to sell or transfer the Shares, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer.

8.2    Option to Purchase. Subject to the selling stockholder’s Retraction Right, during the 60-day period commencing upon receipt of the Option Notice by the Corporation (the “Option Period”), the Corporation shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein (the “Right of First Refusal”).

8.3    Purchase of Shares. Not more than thirty (30) days after receipt of the Option Notice, the Corporation shall give written notice to the stockholder desiring to sell or transfer Shares of the number of such Shares to be purchased (or, if no Shares are to be purchased, stating such fact) by the Corporation pursuant to the terms of this Section 8 (the “Purchase Notice”). Purchases pursuant to this Section 8 shall be consummated within thirty (30) days after delivery of the Purchase Notice to the selling stockholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing in cash, by check, by cancellation of money purchase indebtedness, or, if the payment terms set forth in the Option Notice differ from payment in cash or by check at closing, in accordance with the payment terms set forth in the Option Notice (or payment of the amount set forth in the Corporation’s Notice in cash, by cancellation of money purchase indebtedness, or by check). The purchase price shall be paid against surrender by the selling stockholder of a stock certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed stock powers.

8.4 Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the stockholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Corporation to the person or persons specified in the Option Notice during a period of twenty (20) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares (a) at a lower price or on terms more favorable to the purchaser or transferee than those specified in the Option Notice, or (b) to a person other than the person or persons specified in the Option Notice; and provided further that such transfer is consistent with the other provisions and limitations of the Plan, this Option Agreement (including these Terms), and the Exercise Agreement. If the transfer is not consummated within such twenty (20) day period, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer to the same or any other person.

8.5 Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 8 to one or more stockholders of the Corporation.

8.6 Termination of Right of First Refusal. The Corporation’s Right of First Refusal shall terminate to the extent that it is not exercised prior to the Public Offering Date.

8.7 No Stockholder Rights Following Repurchase. If the Participant (or any permitted transferee) holds Shares as to which the Right of First Refusal has been exercised, the Participant shall be entitled to payment in accordance with the provisions of this Section 8 but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the repurchase. To the maximum extent permitted by law, the Participant’s rights following the exercise of the Right of First Refusal shall, with respect to the repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified in this Section 8.

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9.	Notices.

Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 9.

10.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and this Option Agreement (including the Terms). The Participant acknowledges having read and understood the Plan, the Stock Option Questions & Answers for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

11.	Entire Agreement.

This Option Agreement (including these Terms and together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

12.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) stock options or stock awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 12 shall not adversely affect the Participant’s rights under any prior stock option or stock award agreement under the Plan (provided such agreement is expressly labeled as a stock option or stock award agreement under the Plan (or a predecessor plan) and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

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13.	Governing Law; Limited Rights; Severability.

13.1. Delaware Law; Construction. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

13.2. Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 7.8 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 7.15 of the Plan.

13.3. Arbitration. Any controversy arising out of or relating to this Option Agreement (including these Terms), the Plan, and/or the Exercise Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, or any other controversy arising out of or related to the Option, including, but not limited to, any state or federal statutory claims, shall be submitted to arbitration in Santa Clara County, California, before a sole arbitrator selected from Judicial Arbitration and Mediation Services, Inc., San Jose, California, or its successor (“JAMS”), or if JAMS is no longer able to supply the arbitrator, such arbitrator shall be selected from the American Arbitration Association, and shall be conducted in accordance with the provisions of California Code of Civil Procedure §§ 1280 et seq. as the exclusive forum for the resolution of such dispute; provided, however, that provisional injunctive relief may, but need not, be sought by either party to this Option Agreement in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the arbitrator. Final resolution of any dispute through arbitration may include any remedy or relief which the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with any of the matters referenced in the first sentence above. The parties agree that Corporation shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator’s fee. The parties further agree that in any proceeding with respect to such matters, each party shall bear its own attorney’s fees and costs (other than forum costs associated with the arbitration) incurred by it or him or her in connection with the resolution of the dispute.

13.4. Severability. If the arbitrator selected in accordance with Section 13.3 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

13.5. Stockholder Approval. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Corporation’s stockholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Bylaws, and applicable law) within 12 months after the Effective Date of the Plan. No portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Corporation’s stockholders.

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14.	Clawback Policy.

The Option is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Option (including any value received from a disposition of the shares acquired upon exercise of the Option).

15.	No Advice Regarding Grant.

The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option and any shares that may be acquired upon exercise of the Option). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Option Agreement) or recommendation with respect to the Option. Except for the withholding rights contemplated by Section 3 above and Section 7.6 of the Plan, the Participant is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.

16.	Personal Data Authorization.

The Participant consents to the collection, use and transfer of personal data as described in this Section 16. The Participant understands and acknowledges that the Corporation, the Participant’s employer and the Corporation’s other subsidiaries hold certain personal information regarding the Participant for the purpose of managing and administering the Plan, including (without limitation) the Participant’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Corporation and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (the “Data”). The Participant further understands and acknowledges that the Corporation and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan and that the Corporation and/or any subsidiary may each further transfer Data to any third party assisting the Corporation in the implementation, administration and management of the Plan. The Participant understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Participant authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Participant’s participation in the Plan, including a transfer to any broker or other third party with whom the Participant elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf. The Participant may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Section 16 by contacting the Corporation in writing.

(Remainder of Page Intentionally Left Blank)

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EXHIBIT A

COURSERA, INC.

STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Stock Option Agreement covering the Option granted as of [[GRANTDATE]] (the “Option Agreement”) under the Coursera, Inc. Stock Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock, par value $0.00001 per share (the “Shares”), of Coursera, Inc., a Delaware corporation (the “Corporation”), and

•	such purchase shall be at the price of [[GRANTPRICE]] per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 7.6 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and held by the Corporation pursuant to this Exercise Agreement. The Corporation shall be entitled to hold such certificate in order to ensure compliance with the transfer restrictions and other provisions contained in the Option Agreement, this Exercise Agreement and the Plan. Prior to the Corporation’s release of any certificate evidencing Shares to the Purchaser, the Purchaser (or the Purchaser’s Beneficiary or Personal Representative in the event of the Purchaser’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The Shares represented by any certificate so released shall continue to be subject to the other restrictions set forth herein, in the Option Agreement and in the Plan.

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rules 701(g) and 144. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Stock Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and with all applicable laws as set forth in Section 7.5 of the Plan;

•

the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the transfer restrictions set forth in Section 5 of the Terms, the lock-up provisions set forth in Section 7 of the Terms, the Corporation’s right of first refusal set forth in Section 8 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 3, and the arbitration provisions of Section 13.3 of the Terms; and

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•

as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and the Stock Option Questions & Answers for the Plan) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 13.3 of the Terms, and Delaware law shall apply as provided in Section 13.1 of the Terms.

5. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

“PURCHASER”	ACCEPTED BY: COURSERA, INC.,
Signature	a Delaware corporation

[[FIRSTNAME]] [[LASTNAME]]	By:
Print Name	Its: General Counsel
(To be completed by the corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)
Date

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EXHIBIT B

DEFINITIONS

For the purposes of this agreement:

a) “Cause” means (i) Participant’s material failure to perform Participant’s stated duties, and Participant’s inability or unwillingness to cure such failure to the reasonable satisfaction of the Corporation within 30 days following written notice of such failure to Participant from the Corporation; (ii) Participant’s material violation of a Corporation policy or material breach of any written agreement or covenant with the Corporation, including, but not limited to, any applicable invention assignment and confidentiality agreement or similar agreement between the Corporation and Participant; (iii) Participant’s conviction of, or entry of a plea of guilty or nolo contendere to, a felony (other than motor vehicle offenses the effect of which do not materially impair Participant’s performance of Participant’s employment duties); (iv) Participant’s commission of a willful act that constitutes gross misconduct and which is materially injurious to the Corporation; (v) Participant’s commission of any act of fraud or embezzlement; (vi) Participant’s commission of any act of dishonesty or any other willful misconduct that has caused or is reasonably expected to result in a material injury to the Corporation; or (vii) Participant’s willful failure to cooperate with an investigation authorized by the Corporation or initiated by a governmental or regulatory authority, in either case, relating to the Corporation, its business, or any of its directors, officers or employees. (Participant will be provided with notice and thirty calendar days opportunity to cure any event that is curable. The determination as to whether Participant is being terminated for Cause will be made in good faith by the Board and will be final and binding.)

b) “Constructive Termination” means Participant’s termination of Participant’s employment upon written notice to the Board for “Good Reason.”

c) “Good Reason” means the occurrence of one or more of the following, without Participant’s written consent: (i) a material reduction by the Corporation of Participant’s base salary as in effect immediately prior to such reduction (other than a proportionate reduction in connection with a general reduction of compensation to the vice presidents of the Corporation and the employees senior to vice presidents of the Corporation); or (ii) a relocation of Participant’s principal place of employment to a location that increases Participant’s one way commute by more than 50 miles. In order for an event to qualify as “Good Reason,” Participant must provide the Corporation with written notice of the acts or omissions constituting the grounds for “Good Reason” within 60 days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of 30 days following the date of written notice (the “Cure Period”), such grounds must not have been cured during such time, and Participant must resign within 90 days following the end of the Cure Period.

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COURSERA, INC.

STOCK INCENTIVE PLAN

EARLY EXERCISE STOCK OPTION AGREEMENT

THIS EARLY EXERCISE STOCK OPTION AGREEMENT (this “Option Agreement”) by and between Coursera, Inc., a Delaware corporation (the “Corporation”), and «Name» (the “Participant”) evidences the stock option (the “Option”) granted by the Corporation to the Participant as to the number of shares of the Corporation’s Common Stock, par value $0.00001 per share, first set forth below.

Number of Shares of Common Stock:[1] «Shares»	Award Date: «GrantDate»
Exercise Price per Share:[1] $«Price»	Expiration Date:1,[2] «ExpDate»
Vesting Commencement Date: «VCD»

Type of Option (check one):	Nonqualified Stock Option	«NQ»
	Incentive Stock Option	«ISO»

Vesting1,2 The Option shall become vested as to 25% of the total number of shares of Common Stock subject to the Option on the first anniversary of the Vesting Commencement Date. The remaining 75% of the total number of shares of Common Stock subject to the Option shall vest in 36 substantially equal monthly installments on each monthly anniversary of the Vesting Commencement Date following the first annual anniversary of the Vesting Commencement Date.

The Option is granted under the Coursera, Inc. Stock Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Early Exercise Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan and the Stock Option Questions & Answers (including the supplement thereto for Early Exercise Options) for the Plan, specifically acknowledges and agrees to Section 12 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

“PARTICIPANT”	COURSERA, INC.,
a Delaware corporation
Signature

«First_Name» «Last_Name»	By:
Print Name	Its:

Address:

City, State, Zip Code

Date

[1]	Subject to adjustment under Section 7.3.1 of the Plan.
[2]	Subject to early termination under Section 5.6 or 7.3 of the Plan.

TERMS AND CONDITIONS OF EARLY EXERCISE STOCK OPTION

1.	Vesting; Limits on Exercise.

The Option shall vest in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement.

•

Cumulative Exercisability. The Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•

Restricted Shares. If the Participant elects to exercise all or any portion of the Option before it has fully vested, the shares of Common Stock acquired upon exercise of the Option which are attributable to the unvested portion of the Option shall be Restricted Shares (as such term is defined in the Plan). Such Restricted Shares shall continue to vest in accordance with the vesting schedule set forth on the cover page of this Option Agreement.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.3.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•

ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.5.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Stock Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below, under the Plan, or under the applicable Exercise Agreement (as such term is defined below).

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Nothing contained in this Option Agreement, the Plan or any Exercise Agreement constitutes a continued employment or service commitment by the Corporation or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Affiliate, interferes in any way with the right of the Corporation or any Affiliate at any time to terminate such employment or service, or affects the right of the Corporation or any Affiliate to increase or decrease the Participant’s other compensation. Nothing in this Option Agreement, however, is intended to adversely affect any independent contractual right of the Participant without his/her consent thereto.

3.	Exercise of Option.

To the extent that the Participant desires to exercise a portion of the Option that is then vested, the Participant shall deliver to the Corporation an executed Exercise Agreement in substantially the form attached hereto as Exhibit A and satisfy the other exercise procedures described below. To the extent that the Participant desires to exercise a portion of the Option that is not vested, the Participant shall deliver to the Corporation an executed Exercise Agreement in substantially the form attached hereto as Exhibit B and satisfy the other exercise procedures described below. The applicable form of Exercise Agreement is referred to as the “Exercise Agreement.”

The Option shall be exercisable (whether the exercise is with respect to the vested or the unvested portion of the Option, as described above) by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

an executed Exercise Agreement (stating the number of shares of Common Stock to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or Exhibit B, as applicable, or such other form as the Administrator may require from time to time;

•

payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 7.5.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 7.6 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

•	shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date; and/or

2

•

a reduction in the number of vested shares of Common Stock otherwise deliverable to the Participant pursuant to the exercise of the Option (based on the Fair Market Value of such shares on the exercise date); and/or

•

if the Common Stock is then registered under the Exchange Act and listed or quoted on a recognized national securities exchange, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

•	a note meeting the requirements of Section 5.3.3 of the Plan (or, in the case of tax loans, Section 7.6 of the Plan).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Stock Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the termination of the Participant’s employment or services as provided in Section 5.6 of the Plan, or

•	the termination of the Option pursuant to Section 7.3 of the Plan.

Notwithstanding any post-termination exercise period provided for herein or in the Plan, an Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is designated as an ISO and is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Stock Option.

5.	Non-Transferability of Option and Shares Acquired on Exercise of Option or any Prior Option Grants.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 7.2 of the Plan. Notwithstanding any other provision herein, in the Plan, in the Exercise Agreement or in any option agreement or exercise agreement pursuant to which Participant previously received an option or acquired shares of Common Stock, the Participant hereby acknowledges and agrees that the Option and any shares of Common Stock acquired upon exercise of the Option, as well as any shares of Common Stock that may be acquired upon exercise of any option granted to the Participant prior to the Award Date that is outstanding on

3

the Award Date and any such prior option, may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, including any short position, any “put equivalent position” (as defined in Rule 16a-1(h) promulgated under the Exchange Act), or any “call equivalent position” (as defined in Rule 16a-1(b) promulgated under the Exchange Act); provided that such transfer limitations shall not apply to any of the following: (a) transfers by will or by the laws of descent or distribution, or (b) subject to advance approval by the Administrator in its sole discretion, transfers pursuant to domestic relations orders or made for estate or tax planning purposes to one or more “family members,” as such term is defined under Rule 701 of the Securities Act, or (c) such other transfers that may be approved in advance by the Administrator in its sole discretion consistent with Rule 12h-1(f) promulgated under the Exchange Act, or (d) from and after the Public Offering Date. Any shares of Common Stock acquired on exercise of the Option are also subject to rights of first refusal and other rights in favor of the Corporation as set forth herein and in the Exercise Agreement.

6.	Securities Law Compliance.

The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable state securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•

The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

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•

The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

•

The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), and the applicable Exercise Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

•

At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

7.	Lock-Up Agreement.

Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the shares of Common Stock acquired on exercise of the Option that have vested pursuant to Section 1 hereof (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit (or such other period as may be requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Participant has notice. (The term “Participant” includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Participant and shall confirm the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any Shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Right of First Refusal.

If for any reason the restriction on transfer of the Shares set forth in Section 5 above is not enforceable or otherwise does not apply at the relevant time, the Corporation shall have a right of first refusal, as set forth below, to purchase the Shares acquired upon exercise of the Option before the Shares (or any interest in them) can be validly transferred to any other person or entity.

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8.1 Notice of Intent to Sell. Before there can be a valid sale or transfer of any Shares (or any interest in them) by any holder thereof, the holder shall first give notice in writing to the Corporation, mailed or delivered in accordance with the provisions of Section 9, of his or her intention to sell or transfer such Shares (the “Option Notice”).

The Option Notice shall specify the identity of the proposed transferee, the number of Shares to be sold or transferred to the transferee, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms for the Shares described in the Option Notice differ from delivery of cash or a check at closing, the Corporation shall have the option, as set forth herein, of purchasing the Shares for cash (or a cash equivalent) at closing in an amount which the Corporation determines is a fair value equivalent of that payment. The determination of a fair value equivalent shall be made in the Corporation’s best judgment and such determination shall be mailed or delivered to the selling or transferring stockholder (the “Corporation’s Notice”) within ten (10) days of its receipt of the Option Notice. Should the selling or transferring stockholder disagree with the Corporation’s determination of a fair value equivalent, he or she shall have the right (the “Retraction Right”) to retract the proposed sale or transfer to a third party and the offer of Shares to the Corporation pursuant to the Option Notice (such retraction to be made in writing and mailed or delivered in accordance with the provisions of Section 9). If the stockholder again proposes to sell or transfer the Shares, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer.

8.2 Option to Purchase. Subject to the selling stockholder’s Retraction Right, during the 60-day period commencing upon receipt of the Option Notice by the Corporation (the “Option Period”), the Corporation shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein (the “Right of First Refusal”).

8.3 Purchase of Shares. Not more than thirty (30) days after receipt of the Option Notice, the Corporation shall give written notice to the stockholder desiring to sell or transfer Shares of the number of such Shares to be purchased (or, if no Shares are to be purchased, stating such fact) by the Corporation pursuant to the terms of this Section 8 (the “Purchase Notice”). Purchases pursuant to this Section 8 shall be consummated within thirty (30) days after delivery of the Purchase Notice to the selling stockholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing in cash, by check, by cancellation of money purchase indebtedness, or, if the payment terms set forth in the Option Notice differ from payment in cash or by check at closing, in accordance with the payment terms set forth in the Option Notice (or payment of the amount set forth in the Corporation’s Notice in cash, by cancellation of money purchase indebtedness, or by check). The purchase price shall be paid against surrender by the selling stockholder of a stock certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed stock powers.

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8.4 Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the stockholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Corporation to the person or persons specified in the Option Notice during a period of twenty (20) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares (a) at a lower price or on terms more favorable to the purchaser or transferee than those specified in the Option Notice, or (b) to a person other than the person or persons specified in the Option Notice; and provided further that such transfer is consistent with the other provisions and limitations of the Plan, this Option Agreement (including these Terms), and the Exercise Agreement. If the transfer is not consummated within such twenty (20) day period, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer to the same or any other person.

8.5 Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 8 to one or more stockholders of the Corporation.

8.6 Termination of Right of First Refusal. The Corporation’s Right of First Refusal shall terminate to the extent that it is not exercised prior to the Public Offering Date.

8.7 No Stockholder Rights Following Repurchase. If the Participant (or any permitted transferee) holds Shares as to which the Right of First Refusal has been exercised, the Participant shall be entitled to payment in accordance with the provisions of this Section 8 but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the repurchase. To the maximum extent permitted by law, the Participant’s rights following the exercise of the Right of First Refusal shall, with respect to the repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified in this Section 8.

9.	Notices.

Any notice to be given under the terms of this Option Agreement or any Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 9.

10.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and of this Option Agreement (including the Terms). The Participant acknowledges having read and understood the Plan, the Stock Option Questions & Answers for the Plan, and this Option Agreement. Unless otherwise expressly provided in

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other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

11.	Entire Agreement.

This Option Agreement (including these Terms and together with the forms of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreements may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreements in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

12.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) stock options or stock awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 12 shall not adversely affect the Participant’s rights under any prior stock option or stock award agreement under the Plan (provided such agreement is expressly labeled as a stock option or stock award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

13.	Governing Law; Limited Rights; Severability.

13.1. Delaware Law; Construction. This Option Agreement and the Exercise Agreements shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreements shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

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13.2. Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 7.8 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 7.15 of the Plan.

13.3. Arbitration. Any controversy arising out of or relating to this Option Agreement (including these Terms), the Plan, and/or the applicable Exercise Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, or any other controversy arising out of or related to the Option, including, but not limited to, any state or federal statutory claims, shall be submitted to arbitration in Santa Clara County, California, before a sole arbitrator selected from Judicial Arbitration and Mediation Services, Inc., San Jose, California, or its successor (“JAMS”), or if JAMS is no longer able to supply the arbitrator, such arbitrator shall be selected from the American Arbitration Association, and shall be conducted in accordance with the provisions of California Code of Civil Procedure §§ 1280 et seq. as the exclusive forum for the resolution of such dispute; provided, however, that provisional injunctive relief may, but need not, be sought by either party to this Option Agreement in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the arbitrator. Final resolution of any dispute through arbitration may include any remedy or relief which the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with any of the matters referenced in the first sentence above. The parties agree that Corporation shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator’s fee. The parties further agree that in any proceeding with respect to such matters, each party shall bear its own attorney’s fees and costs (other than forum costs associated with the arbitration) incurred by it or him or her in connection with the resolution of the dispute.

13.4. Severability. If the arbitrator selected in accordance with Section 13.3 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the applicable Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the applicable Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the applicable Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the applicable Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

13.5. Stockholder Approval. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Corporation’s stockholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Bylaws, and applicable law) within 12 months after the Effective Date of the Plan.

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14.	Clawback Policy.

The Option is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Option (including any value received from a disposition of the shares acquired upon exercise of the Option).

15.	No Advice Regarding Grant.

The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option, whether to elect to exercise all or any portion of the Option before it has fully vested and, if the Participant does elect to exercise all or any portion of the Option before it has fully vested, the advantages and disadvantages of making an election under Section 83(b) of the Code with respect to the Restricted Shares obtained in connection with such early exercise of the Option, and the process and requirements for such an election). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Option Agreement) or recommendation with respect to the Option or, in the event the Participant elects to exercise all or any portion of the Option before it has fully vested, the making an election under Section 83(b) of the Code with respect to the Restricted Shares obtained in connection with such early exercise of the Option. In the event the Participant elects to exercise all or any portion of the Option before it has fully vested and the Participant desires to make an election under Section 83(b) of the Code with respect to the Restricted Shares obtained in connection with such early exercise of the Option, it is the Participant’s sole responsibility to do so timely. Except for the withholding rights contemplated by Section 3 above and Section 7.6 of the Plan, the Participant is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.

(Remainder of Page Intentionally Left Blank)

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EXHIBIT A

COURSERA, INC.

STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

(VESTED PORTION OF OPTION)

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Early Exercise Stock Option Agreement covering the Option granted as of «GrantDate» (the “Option Agreement”) under the Coursera, Inc. Stock Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock, par value $0.00001 per share (the “Shares”), of Coursera, Inc., a Delaware corporation (the “Corporation”), and

•	such purchase shall be at the price of $«Price» per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 7.6 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and held by the Corporation pursuant to this Exercise Agreement. The Corporation shall be entitled to hold such certificate in order to ensure compliance with the transfer restrictions and other provisions contained in the Option Agreement, this Exercise Agreement and the Plan. Prior to the Corporation’s release of any certificate evidencing Shares to the Purchaser, the Purchaser (or the Purchaser’s Beneficiary or Personal Representative in the event of the Purchaser’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The Shares represented by any certificate so released shall continue to be subject to the other restrictions set forth herein, in the Option Agreement and in the Plan

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rules 701(g) and 144. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Early Exercise Stock Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

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The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and with all applicable laws as set forth in Section 7.5 of the Plan;

•

the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the transfer restrictions set forth in Section 5 of the Terms, the lock-up provisions set forth in Section 7 of the Terms, the Corporation’s right of first refusal set forth in Section 8 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 3, and the arbitration provisions of Section 13.3 of the Terms; and

•

as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and the Stock Option Questions & Answers for the Plan) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 13.3 of the Terms, and Delaware law shall apply as provided in Section 13.1 of the Terms.

5. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

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6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

“PURCHASER” Signature «First_Name» «Last_Name» Print Name Date

ACCEPTED BY:

COURSERA, INC.,

a Delaware corporation

By:

Its: General Counsel

(To be completed by the corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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EXHIBIT B

COURSERA, INC.

STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

(UNVESTED PORTION OF OPTION)

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Early Exercise Stock Option Agreement covering the Option granted as of «GrantDate» (the “Option Agreement”) under the Coursera, Inc. Stock Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock, par value $0.00001 per share (the “Restricted Shares”), of Coursera, Inc., a Delaware corporation (the “Corporation”), and

•	such purchase shall be at the price of $«Price» per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 7.6 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Investment Representations. The Purchaser acknowledges that the sale of the Restricted Shares by the Purchaser is restricted by Securities and Exchange Commission Rules 701(g) and 144. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Early Exercise Stock Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Restricted Shares.

The Purchaser also understands and acknowledges (a) that the certificates representing the Restricted Shares will be legended as provided for in Section 7.5.3 of the Plan, (b) that, in addition to such legends, the certificates representing the Shares will bear a legend making appropriate reference to the restrictions imposed hereunder, and (c) that the Corporation has no obligation to register the Restricted Shares or file any registration statement under federal or state securities laws.

2. Vesting. The Restricted Shares are being acquired prior to the time that they have become vested in accordance with the terms of the Option Agreement. Accordingly, the Restricted Shares are subject to the Corporation’s repurchase right set forth in Section 5 below and other restrictions set forth herein. The Restricted Shares shall vest, and the Corporation’s repurchase right under Section 5 shall lapse, as of the date(s) that the Option would have otherwise become vested as to such Restricted Shares. The maximum number of Restricted Shares that may vest on any occasion or event shall not exceed the number of shares that would have otherwise vested on such date under the Option Agreement had the underlying stock option not been exercised early to acquire the Restricted Shares. No additional Restricted Shares shall vest after the Purchaser’s Severance Date.

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3.	Delivery of Shares.

(a) Form. The Corporation shall, in its discretion, issue the Restricted Shares either: (1) in certificate form as provided in clause (b) below; or (2) if the Common Stock is then publicly-traded, in book entry form, registered in the name of the Purchaser with notations regarding the applicable restrictions on transfer imposed under this Agreement.

(b) Certificates to be Held by Corporation; Legend. Any certificates representing any Shares (whether Restricted Shares or otherwise) shall, at the option of the Corporation, be held by the Corporation; and any such certificates that may be delivered to the Purchaser by the Corporation shall be redelivered to the Corporation to be held by the Corporation or its designee until the shares represented thereby are repurchased pursuant to Section 5 or such certificates are released to the Purchaser as provided in Section 3(c). Any such certificates will bear a legend making appropriate reference to the restrictions imposed hereunder.

(c) Delivery of Certificates. Promptly after the vesting of any Restricted Shares pursuant to Section 2, the Corporation shall, remove the notations on any such vested shares issued in book entry form (or such lesser number of shares as may be permitted pursuant to the tax withholding provisions referred to in Section 7.6 of the Plan). For shares that are certificated, the Corporation may, in its sole discretion, continue to hold any certificates evidencing vested shares in order to ensure compliance with the transfer restrictions and other provisions contained in this Agreement and the Plan. Prior to the Corporation’s release of any certificate evidencing vested shares to the Purchaser, the Purchaser (or the Purchaser’s Beneficiary or Personal Representative in the event of the Purchaser’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The Shares represented by any certificates so released shall no longer be subject to the Corporation’s repurchase right under Section 5, but such Shares shall continue to be subject to the other restrictions set forth herein, in the Option Agreement and in the Plan.

(d) Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Agreement, the Purchaser shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit 1, in blank, with respect to the Restricted Shares and any related Restricted Property (as defined below). The Purchaser, by acceptance of the Option, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Purchaser’s attorney(s)-in-fact to (1) effect any transfer to the Corporation (or other purchaser, as the case may be) of the Restricted Shares acquired pursuant to this Agreement (including any related Restricted Property) that are repurchased by the Corporation (or other permitted purchaser), and (2) execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

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(e) Share Legend Generally. The certificate(s) representing the Restricted Shares (both before and after such shares shall have become vested pursuant to Section 2) shall bear the legend set forth in Section 7.5.3 of the Plan and/or any other appropriate or required legends under applicable laws. Such legends shall remain on the certificate(s) representing the Restricted Shares until the later of (1) the Public Offering Date (or such later date that counsel to the Corporation may reasonably determine is advisable to help ensure the Corporation’s compliance with all applicable legal and regulatory requirements) or (2) the date that such shares become vested pursuant to Section 2.

4. Dividend, Voting Rights. After the date of issuance of the Restricted Shares, the Purchaser shall be entitled to cash dividends and voting rights with respect to the Restricted Shares, but such rights shall terminate as to any Restricted Shares that are repurchased by the Corporation in accordance with Section 5. Any securities or other property receivable in respect of the Restricted Shares by the Purchaser as a result of any dividend or other distribution, conversion or exchange of or with respect to the Restricted Shares are, together, referred to as “Restricted Property.” Upon a repurchase of any Restricted Shares by the Corporation in accordance with Section 5 prior to the time such Restricted Shares have vested, the Restricted Property related to such repurchased Restricted Shares shall be automatically transferred to the Corporation, without any further action by the Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be) or additional consideration from the Corporation. The Corporation may take any other action necessary or advisable to evidence such transfer. The Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such Restricted Property to the Corporation.

5. Corporation’s Repurchase Right. Subject to the terms and conditions of this Section 5, the Corporation shall have the right (the “Repurchase Right”) (but not the obligation) to repurchase in one or more transactions in connection with the termination of the Purchaser’s employment by or services to the Corporation or any of its Affiliates, and the Purchaser (or any permitted transferee) shall be obligated to sell any of the Restricted Shares that have not, as of the Purchaser’s Severance Date, become vested.

To exercise the Repurchase Right, the Corporation must give written notice thereof to the Purchaser (the “Repurchase Notice”). The Repurchase Notice is irrevocable by the Corporation and must (a) be in writing and signed by an authorized officer of the Corporation, (b) set forth the Corporation’s intent to exercise the Repurchase Right and contain the total number of Restricted Shares to be sold to the Corporation pursuant to the exercise of the Repurchase Right, (c) be mailed or delivered to the Purchaser at the Purchaser’s address reflected or last reflected on the Corporation’s payroll records or delivered to the Purchaser in person, and (d) be so mailed or delivered no later than the ninetieth (90th) day following the Purchaser’s Severance Date. If mailed, the Repurchase Notice shall be enclosed in a properly sealed envelope, addressed as aforesaid, and deposited (postage prepaid) in a post office or branch post office regularly maintained by the United States Government. The Repurchase Notice shall be deemed to have been duly given as of the date mailed or delivered in accordance with the foregoing provisions.

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The price per Restricted Share to be paid by the Corporation upon settlement of the Corporation’s Repurchase Right (the “Repurchase Price”) shall equal the lesser of (a) the price paid by the Purchaser to exercise the stock option and acquire such Restricted Share, or (b) the Fair Market Value of a Share determined as of the date of the Repurchase Notice. No interest shall be paid with respect to and no other adjustments (other than adjustments in accordance with Section 7.3.1 of the Plan to reflect stock splits and similar changes in capitalization) shall be made to the Repurchase Price. The closing of any repurchase under this Section 5 shall be at a date to be specified by the Corporation, such date to be no later than 90 days after the Purchaser’s Severance Date. The Repurchase Price shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness.

Upon a repurchase of any Restricted Shares by the Corporation, such repurchased Restricted Shares shall be automatically transferred to the Corporation, without any further action by the Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be). The Corporation may exercise its powers under this Exercise Agreement (including, without limitation, its powers under Section 3) and take any other action necessary or advisable to evidence such transfer. The Purchaser (or the Purchaser’s Beneficiary or Personal Representative, as the case may be) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such repurchased Restricted Shares to the Corporation.

If the Purchaser (or any permitted transferee who is an employee of the Corporation or any Affiliate) ceases to be an employee of the Corporation or any of its Affiliates and holds Restricted Shares as to which the Corporation’s Repurchase Right has been exercised, the Purchaser shall be entitled to payment in respect of such Restricted Shares in accordance with the foregoing provisions of this Section 5, but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the Restricted Shares subject to the repurchase. To the maximum extent permitted by law, the Purchaser’s rights following the exercise of the Repurchase Right shall, with respect to the repurchase and the Restricted Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified above in this Section 5.

6. Limitation on Disposition and Other Restrictions. The Restricted Shares, both before and after such shares have become vested pursuant to Section 2 hereof, are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Restricted Shares to the Purchaser:

•	any transfer of the Restricted Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and all applicable laws as set forth in Section 7.5 of the Plan;

•

any Restricted Property in respect of the Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent and distribution, until the time that the Restricted Shares to which the Restricted Property relates become vested in accordance with Section 2;

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•

the Restricted Shares are subject to, and following any otherwise permitted transfer of the Restricted Shares, such shares shall remain subject to and the transferee shall be bound by, the transfer restrictions set forth in Section 5 of the Terms, the lock-up provisions set forth in Section 7 of the Terms, the Corporation’s right of first refusal set forth in Section 8 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 6, and the arbitration provisions of Section 13.3 of the Terms; and

•

as a condition to any otherwise permitted transfer of the Restricted Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the shares.

7. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and the Stock Option Questions & Answers for the Plan) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 13.3 of the Terms, and Delaware law shall apply as provided in Section 13.1 of the Terms.

8. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9. Notice of Sale of ISO Shares. If the Restricted Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of such shares within either one year after the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

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“PURCHASER” Signature «First_Name» «Last_Name» Print Name Date

ACCEPTED BY:

COURSERA, INC.,

a Delaware corporation

By:

Its: General Counsel

(To be completed by the corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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EXHIBIT 1

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Option Exercise Agreement between Coursera, Inc., a Delaware corporation (the “Corporation”), and the individual named below (the “Individual”) dated as of __________________, the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate _______________ shares of Common Stock of the Corporation, standing in the Individual’s name on the books of the Corporation and represented by stock certificate number(s) ________________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints ______________________________________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated ____________, __________

Signature

«First_Name» «Last_Name»
Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Option Exercise Agreement without requiring additional signatures on the part of the Individual.)

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COURSERA, INC.

STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (this “Option Agreement”) by and between Coursera, Inc., a Delaware corporation (the “Corporation”), and [[FIRSTNAME]] [[LASTNAME]] (the “Participant”) evidences the stock option (the “Option”) granted by the Corporation to the Participant as to the number of shares of the Corporation’s Common Stock, par value $0.00001 per share, first set forth below.

Number of Shares of Common Stock:1 [[SHARESGRANTED]]    Award Date: [[GRANTDATE]]

Exercise Price per Share:1 [[GRANTPRICE]]                                Expiration Date:1,2 [[GRANTEXPIRATIONDATE]]

Vesting Commencement Date: [[VESTINGSTARTDATE]]

Type of Option (check one):               Nonqualified Stock Option   ☒

                             Incentive Stock Option         ☐

Vesting1,2 The Option will become vested as to 25% of the total number of shares of Common Stock subject to the Option on the first anniversary of the Vesting Commencement Date indicated above and, as to the remaining 75% of the total number of shares of Common Stock subject to the Option, in 36 substantially equal monthly installments thereafter. No vesting will occur after Participant’s termination of service with the Corporation or its Affiliates.

In the event that a Change of Control occurs during Participant’s continuous service to the Corporation, all of the outstanding and unvested shares subject to the Option shall immediately vest in full upon such Change of Control. “Change of Control” shall have the meaning set forth on Exhibit B to this Option Agreement.

The Option is granted under the Coursera, Inc. Stock Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Stock Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan and the Stock Option Questions & Answers for the Plan, specifically acknowledges and agrees to Section 12 of the Terms, and agrees to maintain in confidence, to the extent permitted by applicable law, all information provided to him/her in connection with the Option.

“PARTICIPANT”	COURSERA, INC., a Delaware corporation

[[SIGNATURE]]

Signature

[[FIRSTNAME]] [[LASTNAME]]

Print Name

[[RESADDR1]], [[RESADDR2]], [[RESADDR3]]

Address

[[RESCITY]], [[RESSTATEORPROV]]

[[RESPOSTALCODE]]

City, State, Zip Code

[[SIGNATURE_DATE]]

Date

	By: Its:	General Counsel

[1]	Subject to adjustment under Section 7.3.1 of the Plan.
[2]	Subject to early termination under Section 5.6 or 7.3 of the Plan.

TERMS AND CONDITIONS OF STOCK OPTION

1.	Vesting; Limits on Exercise.

The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•

Cumulative Exercisability. To the extent the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•

Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.3.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•

ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.5.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Stock Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below, under the Plan, or under the Exercise Agreement (as such term is defined below).

Nothing contained in this Option Agreement, the Plan or the Exercise Agreement constitutes a continued employment or service commitment by the Corporation or any of its Affiliates, affects the Participant’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Affiliate, interferes in any way with the right of the Corporation or any Affiliate at any time to terminate such employment or service, or affects the right of the Corporation or any Affiliate to increase or decrease the Participant’s other compensation. Nothing in this Option Agreement, however, is intended to adversely affect any independent contractual right of the Participant without his/her consent thereto.

3. Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•

an executed Exercise Agreement (stating the number of shares of Common Stock to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the “Exercise Agreement”);

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•

payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 7.5.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 7.6 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

•	shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date; and/or

•

a reduction in the number of shares of Common Stock otherwise deliverable to the Participant pursuant to the exercise of the Option (based on the Fair Market Value of such shares on the exercise date); and/or

•

if the Common Stock is then registered under the Exchange Act and listed or quoted on a recognized national securities exchange, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

•	a note meeting the requirements of Section 5.3.3 of the Plan (or, in the case of tax loans, Section 7.6 of the Plan).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Stock Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

In addition, following the date on which the Corporation’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described above the exercise of this Option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this Option will instead remain outstanding and not expire until the earlier of (i) the Expiration Date as set forth on the cover page of the Option Agreement or (ii) the date on which the then-vested portion of this Option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Participant’s service specified in Section 5.6 of the Plan.

4.	Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the termination of the Participant’s employment or services as provided in Section 5.6 of the Plan, or

•	the termination of the Option pursuant to Section 7.3 of the Plan.

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Notwithstanding any post-termination exercise period provided for herein or in the Plan, an Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is designated as an ISO and is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Stock Option.

5.	Non-Transferability of Option and Shares Acquired on Exercise of Option or any Prior Option Grants.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 7.2 of the Plan. Any shares of Common Stock acquired on exercise of the Option are also subject to rights of first refusal and other rights in favor of the Corporation as set forth herein and in the Exercise Agreement.

6.	Securities Law Compliance.

The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•

The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act and/or any applicable state securities laws.

•

The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•

The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•

The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

•

The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), and the Exercise Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

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•

At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

•

The Participant agrees to accept by email all documents relating to the Corporation, the Plan or this Option and all other documents that the Corporation is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Participant also agrees that the Corporation may deliver these documents by posting them on a website maintained by the Corporation or by a third party under contract with the Corporation. If the Corporation posts these documents on a website, it shall notify the Participant by email of their availability. The Participant acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this Option expires or until the Participant gives the Corporation written notice that it should deliver paper documents.

7.	Lock-Up Agreement.

Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the shares of Common Stock acquired upon exercise of the Option (the “Shares”) or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending 180 days, or such lesser period of time as the relevant underwriters may permit (or such other longer period as may be requested by the Corporation or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Participant has notice. (The term “Participant” includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Participant and shall confirm the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any Shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Right of First Refusal.

If for any reason the restriction on transfer of the Shares set forth in Section 5 above is not enforceable or otherwise does not apply at the relevant time, the Corporation shall have a right of first refusal, as set forth below, to purchase the Shares acquired upon exercise of the Option before the Shares (or any interest in them) can be validly transferred to any other person or entity.

8.1 Notice of Intent to Sell. Before there can be a valid sale or transfer of any Shares (or any interest in them) by any holder thereof, the holder shall first give notice in writing to the Corporation, mailed or delivered in accordance with the provisions of Section 9, of his or her intention to sell or transfer such Shares (the “Option Notice”).

The Option Notice shall specify the identity of the proposed transferee, the number of Shares to be sold or transferred to the transferee, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms for the Shares described in the Option Notice differ from delivery of cash or a check at closing, the Corporation shall have the option, as set forth herein, of purchasing the Shares for cash (or

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a cash equivalent) at closing in an amount which the Corporation determines is a fair value equivalent of that payment. The determination of a fair value equivalent shall be made in the Corporation’s best judgment and such determination shall be mailed or delivered to the selling or transferring stockholder (the “Corporation’s Notice”) within ten (10) days of its receipt of the Option Notice. Should the selling or transferring stockholder disagree with the Corporation’s determination of a fair value equivalent, he or she shall have the right (the “Retraction Right”) to retract the proposed sale or transfer to a third party and the offer of Shares to the Corporation pursuant to the Option Notice (such retraction to be made in writing and mailed or delivered in accordance with the provisions of Section 9). If the stockholder again proposes to sell or transfer the Shares, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer.

8.2 Option to Purchase. Subject to the selling stockholder’s Retraction Right, during the 60-day period commencing upon receipt of the Option Notice by the Corporation (the “Option Period”), the Corporation shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein (the “Right of First Refusal”).

8.3 Purchase of Shares. Not more than thirty (30) days after receipt of the Option Notice, the Corporation shall give written notice to the stockholder desiring to sell or transfer Shares of the number of such Shares to be purchased (or, if no Shares are to be purchased, stating such fact) by the Corporation pursuant to the terms of this Section 8 (the “Purchase Notice”). Purchases pursuant to this Section 8 shall be consummated within thirty (30) days after delivery of the Purchase Notice to the selling stockholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing in cash, by check, by cancellation of money purchase indebtedness, or, if the payment terms set forth in the Option Notice differ from payment in cash or by check at closing, in accordance with the payment terms set forth in the Option Notice (or payment of the amount set forth in the Corporation’s Notice in cash, by cancellation of money purchase indebtedness, or by check). The purchase price shall be paid against surrender by the selling stockholder of a stock certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed stock powers.

8.4 Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the stockholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Corporation to the person or persons specified in the Option Notice during a period of twenty (20) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares (a) at a lower price or on terms more favorable to the purchaser or transferee than those specified in the Option Notice, or (b) to a person other than the person or persons specified in the Option Notice; and provided further that such transfer is consistent with the other provisions and limitations of the Plan, this Option Agreement (including these Terms), and the Exercise Agreement. If the transfer is not consummated within such twenty (20) day period, the stockholder shall again offer such Shares to the Corporation pursuant to the terms of this Section 8 prior to any sale or transfer to the same or any other person.

8.5 Assignment. Notwithstanding anything to the contrary, the Corporation may assign any or all of its rights under this Section 8 to one or more stockholders of the Corporation.

8.6 Termination of Right of First Refusal. The Corporation’s Right of First Refusal shall terminate to the extent that it is not exercised prior to the Public Offering Date.

8.7 No Stockholder Rights Following Repurchase. If the Participant (or any permitted transferee) holds Shares as to which the Right of First Refusal has been exercised, the Participant shall be entitled to payment in accordance with the provisions of this Section 8 but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a stockholder with respect to the shares subject to the repurchase. To the maximum extent permitted by law, the Participant’s rights following the exercise of the Right of First Refusal shall, with respect to the repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified in this Section 8.

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9.	Notices.

Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 9.

10.	Plan.

The Option and all rights of the Participant under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and this Option Agreement (including the Terms). The Participant acknowledges having read and understood the Plan, the Stock Option Questions & Answers for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

11.	Entire Agreement.

This Option Agreement (including these Terms and together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

12.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) stock options or stock awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 12 shall not adversely affect the Participant’s rights under any prior stock option or stock award agreement under the Plan (provided such agreement is expressly labeled as a stock option or stock award agreement under the Plan (or a predecessor plan) and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

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13.	Governing Law; Limited Rights; Severability.

13.1. Delaware Law; Construction. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

13.2. Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 7.8 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 7.15 of the Plan.

13.3. Arbitration. Any controversy arising out of or relating to this Option Agreement (including these Terms), the Plan, and/or the Exercise Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, or any other controversy arising out of or related to the Option, including, but not limited to, any state or federal statutory claims, shall be submitted to arbitration in Santa Clara County, California, before a sole arbitrator selected from Judicial Arbitration and Mediation Services, Inc., San Jose, California, or its successor (“JAMS”), or if JAMS is no longer able to supply the arbitrator, such arbitrator shall be selected from the American Arbitration Association, and shall be conducted in accordance with the provisions of California Code of Civil Procedure §§ 1280 et seq. as the exclusive forum for the resolution of such dispute; provided, however, that provisional injunctive relief may, but need not, be sought by either party to this Option Agreement in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the arbitrator. Final resolution of any dispute through arbitration may include any remedy or relief which the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with any of the matters referenced in the first sentence above. The parties agree that Corporation shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator’s fee. The parties further agree that in any proceeding with respect to such matters, each party shall bear its own attorney’s fees and costs (other than forum costs associated with the arbitration) incurred by it or him or her in connection with the resolution of the dispute.

13.4. Severability. If the arbitrator selected in accordance with Section 13.3 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

13.5. Stockholder Approval. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Corporation’s stockholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Bylaws, and applicable law) within 12 months after the Effective Date of the Plan. No portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Corporation’s stockholders.

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14.	Clawback Policy.

The Option is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Option (including any value received from a disposition of the shares acquired upon exercise of the Option).

15.	No Advice Regarding Grant.

The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option and any shares that may be acquired upon exercise of the Option). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Option Agreement) or recommendation with respect to the Option. Except for the withholding rights contemplated by Section 3 above and Section 7.6 of the Plan, the Participant is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.

16.	Personal Data Authorization.

The Participant consents to the collection, use and transfer of personal data as described in this Section 16. The Participant understands and acknowledges that the Corporation, the Participant’s employer and the Corporation’s other subsidiaries hold certain personal information regarding the Participant for the purpose of managing and administering the Plan, including (without limitation) the Participant’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Corporation and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (the “Data”). The Participant further understands and acknowledges that the Corporation and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan and that the Corporation and/or any subsidiary may each further transfer Data to any third party assisting the Corporation in the implementation, administration and management of the Plan. The Participant understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Participant authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Participant’s participation in the Plan, including a transfer to any broker or other third party with whom the Participant elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf. The Participant may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Section 16 by contacting the Corporation in writing.

(Remainder of Page Intentionally Left Blank)

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EXHIBIT A

COURSERA, INC.

STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Stock Option Agreement covering the Option granted as of [[GRANTDATE]] (the “Option Agreement”) under the Coursera, Inc. Stock Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock, par value $0.00001 per share (the “Shares”), of Coursera, Inc., a Delaware corporation (the “Corporation”), and

•	such purchase shall be at the price of $«GRANTPRICE» per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 7.6 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and held by the Corporation pursuant to this Exercise Agreement. The Corporation shall be entitled to hold such certificate in order to ensure compliance with the transfer restrictions and other provisions contained in the Option Agreement, this Exercise Agreement and the Plan. Prior to the Corporation’s release of any certificate evidencing Shares to the Purchaser, the Purchaser (or the Purchaser’s Beneficiary or Personal Representative in the event of the Purchaser’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The Shares represented by any certificate so released shall continue to be subject to the other restrictions set forth herein, in the Option Agreement and in the Plan.

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rules 701(g) and 144. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Stock Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section 7.5.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 7.2 of the Plan and with all applicable laws as set forth in Section 7.5 of the Plan;

•

the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the transfer restrictions set forth in Section 5 of the Terms, the lock-up provisions set forth in Section 7 of the Terms, the Corporation’s right of first refusal set forth in Section 8 of the Terms, the share legend requirements of Section 7.5.3 of the Plan, the foregoing provisions of this Section 3, and the arbitration provisions of Section 13.3 of the Terms; and

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•

as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and the Stock Option Questions & Answers for the Plan) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 13.3 of the Terms, and Delaware law shall apply as provided in Section 13.1 of the Terms.

5. Entire Agreement. This Exercise Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 7.7 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.5.3 of the Plan.

“PURCHASER” Signature [[FIRSTNAME]] [[LASTNAME]] Print Name Date

ACCEPTED BY:
COURSERA, INC.,

a Delaware corporation

By:

Its: General Counsel

(To be completed by the corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

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EXHIBIT B

DEFINITIONS

As used in this Option Agreement, “Change of Control” means (i) a sale, conveyance, exchange or transfer (excluding any venture-backed or similar investments in the Corporation) in which any person or entity, other than persons or entities who as of immediately prior to such sale, conveyance, exchange or transfer own securities in the Corporation, either directly or indirectly, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing more than fifty (50%) percent of the total voting power of all its then outstanding voting securities; (ii) a merger or consolidation of the Corporation in which its voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent, a majority of the voting power of all voting securities of the surviving entity immediately after the merger or consolidation; (iii) a change in the composition of the Board, as a result of which the individuals who, on the date hereof, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such an individual were a member of the Incumbent Board; or (iv) a sale of all or substantially all of the assets of the Corporation or a liquidation or dissolution of the Corporation, provided that, in each of cases (i)-(iv) of this definition, a transaction or series of transactions shall only constitute a Change of Control if it also satisfies the requirements of a change of control under U.S. Treasury Regulation 1.409A-3(i)(5)(v), 1.409A-3(i)(5)(vi), or 1.409A-3(i)(5)(vii).

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COURSERA, INC.

NOTICE OF RESTRICTED STOCK UNIT GRANT

(STOCK INCENTIVE PLAN)

Coursera, Inc. (the “Corporation”), pursuant to its Stock Incentive Plan, as amended and restated from time to time (the “Plan”), hereby awards to Participant (as of the date indicated below) a Restricted Stock Unit Award for the number of shares of Common Stock (the “Shares”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Restricted Stock Unit Award Agreement, including any special terms for Participants outside the United States (“U.S.”) set forth in the Addendum (collectively, the “Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Agreement. Except as set forth in the Agreement, in the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
First Service Vesting Date:
Number of Restricted Stock Units (“RSUs”) Subject to Award:

Vesting:	Participant will receive a benefit with respect to an RSU only if it vests on or before the Expiration Date (defined below). Two vesting requirements must be satisfied in order for an RSU to vest — a time and service-based requirement (the “Service-Based Requirement”) and the “Liquidity Event Requirement” (defined below). An RSU shall actually vest (and therefore becomes a “Vested RSU”) on the first date upon which BOTH the Service-Based Requirement and the Liquidity Event Requirement are satisfied with respect to that particular RSU (the “Vesting Date”).

Liquidity Event Requirement:

The Liquidity Event Requirement will be satisfied as to any then-outstanding RSUs on the first to occur of: (1) a Change in Control Event (provided that the Change in Control Event constitutes a “change in ownership or control” within the meaning of Section 409A); or (2) the first sale of Common Stock pursuant to an initial public offering (“IPO”) registered under the Securities Act of 1933, as amended (the “Securities Act”).

For purposes of this Award, a Change in Control Event will not include a transaction in which stockholders of the Corporation receive consideration in exchange for their Shares unless at least 50% of the consideration received by a majority of the stockholders of the Corporation consists of cash and/or securities that are listed on the New York Stock Exchange, the Nasdaq Stock Market or any other exchange or market of similar stature.

Service-Based Requirement:

The Service-Based Requirement will be satisfied in installments as follows: 25% of the RSUs will have the Service-Based Requirement satisfied on the First Service Vesting Date set forth above, provided the Participant has been continuously employed by or provided continuous service to the Corporation or any of its Affiliates (“Continuous Service”) through such First Service Vesting Date, and 1/16th of the RSUs will have the Service-Based Requirement satisfied in equal quarterly installments during the next 12 quarters subject to the Participant’s Continuous Service. For the avoidance of doubt, once the Participant’s Continuous Service ends, no additional RSUs will be deemed to have the Service-Based Requirement satisfied with respect to such RSUs except as set forth below under “Acceleration.”

Acceleration:

Notwithstanding the foregoing, in the event that there is a Change of Control Event during Participant’s Continuous Service, then the Service-Based Requirement shall be immediately satisfied in full with respect to all of the outstanding and unvested shares subject to the RSU upon such Change of Control Event.

Settlement:

If an RSU vests as provided for above, the Corporation will deliver one Share for each Vested RSU. The Shares will be issued in accordance with the schedule set forth in Section 5 of the Restricted Stock Unit Award Agreement.

Expiration:	If both the Service-Based Requirement and the Liquidity Event Requirement are not satisfied on or before 5:00 p.m. Pacific Time on the seventh anniversary of the Date of Grant (the “Expiration Date”), the RSUs shall expire on the Expiration Date, unless they are terminated earlier pursuant to the provisions of this Agreement or the Plan.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Notice of Restricted Stock Unit Grant (the “Grant Notice”), the Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Corporation regarding this Award and supersede all prior oral and written agreements, offer letters, promises and/or representations on that subject with the exception of (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Corporation or is otherwise required by applicable laws and (iii) any written arrangement that would provide for vesting acceleration of this specific restricted stock unit Award upon the terms and conditions set forth therein (provided that if there is any conflict in the vesting and/or acceleration terms, those contained in this Grant Notice and Agreement shall control).

By accepting the Award, Participant acknowledges having received and read the Grant Notice, the Agreement, and the Plan (the “Grant Documents”) and agrees to all of the terms and conditions set forth in the Grant Documents. Furthermore, by accepting the Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or another third party designated by the Corporation.

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By Participant’s signature or by otherwise accepting the Award, Participant acknowledges having received the Corporation’s Rule 701 Disclosure Packet.

Notwithstanding the above, if Participant has not affirmatively accepted the Award within 90 days of the Date of Grant set forth in this Grant Notice, Participant is deemed to have accepted the Award, subject to all of the terms and conditions of the Grant Documents.

COURSERA, INC.	PARTICIPANT

By:	By:
Signature		Signature

Name & Title:	DATE:

ATTACHMENTS: Restricted Stock Unit Award Agreement (including the Addendum), Stock Incentive Plan

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COURSERA, INC.

RESTRICTED STOCK UNIT AWARD AGREEMENT

(STOCK INCENTIVE PLAN)

Pursuant to the Notice of Restricted Stock Unit Grant (the “Grant Notice”) and this Restricted Stock Unit Award Agreement, including any special terms for Participants outside the United States (“U.S.”) set forth in the Addendum (collectively, the “Agreement”), Coursera, Inc. (the “Corporation”) has awarded you a Restricted Stock Unit (“RSU”) Award (the “Award”) under its Stock Incentive Plan, as amended and restated from time to time (the “Plan”). The Award is granted to you effective as of the Date of Grant set forth in the Grant Notice. Capitalized terms not explicitly defined in this Agreement will have the same meanings given to them in the Plan and Grant Notice. Except as set forth in the Agreement, in the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. The details of the Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1. GRANT OF THE AWARD. The Award represents the right to be issued on a future date the number of Shares as indicated in the Grant Notice upon the satisfaction of the terms set forth in this Agreement. Except as otherwise provided herein, you will not be required to make any payment to the Corporation with respect to your receipt of the Award, the vesting of the RSUs, or the delivery of the underlying Shares.

2. VESTING. Subject to the limitations contained herein, the Award will vest in accordance with the vesting schedule provided in the Grant Notice. Upon termination of your Continuous Service, any RSUs that have yet to satisfy any time and service-based requirement, including the Service-Based Requirement, will be forfeited at no cost to the Corporation and you will have no further right, title or interest in or to such underlying Shares.

For purposes of this Award, termination of Continuous Service will be deemed to occur as of the date you are no longer actively providing services as an Employee (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any) and will not be extended by any notice period (e.g., your period of employment or service will not include any contractual notice period or period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any); the Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the Award.

3. NUMBER OF SHARES. The RSUs subject to the Award may be adjusted from time to time for capitalization adjustments and corporate transactions as provided in Section 7.3 of the Plan. Notwithstanding the foregoing, no fractional Shares or rights for fractional Shares will be created pursuant to such adjustments, and the Administrator will, in its discretion, determine an equivalent benefit for any fractional Shares that might be created by such adjustments.

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4. SECURITIES LAW AND OTHER COMPLIANCE. You may not be issued any Shares under the Award unless either (a) the Shares are registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”); or (b) the Corporation has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such Shares if the Corporation determines that such receipt would not be in material compliance with such laws and regulations. The Corporation will have no liability for failure to issue or deliver any Shares pursuant to this Award unless such issuance or delivery would comply with applicable laws, with such compliance determined by the Corporation in consultation with its legal counsel. Furthermore, the applicable laws of the country in which you are residing or working at the time of grant, vesting, and/or settlement of this Award (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent settlement of this Award. As a condition to the Award, the Corporation may require you to make any representation and warranty as may be required by applicable laws.

5. SETTLEMENT OF RSUS. Subject to the satisfaction of any withholding obligations for Tax-Related Items set forth in Section 14 of this Agreement, the Corporation will deliver to you a number of Shares equal to the number of Vested RSUs subject to the Award, including any additional Shares received pursuant to Section 3 above that relate to those Vested RSUs, on a date determined by the Corporation, in its sole and absolute discretion, on or after the applicable vesting date(s) as provided in the Grant Notice, but in no event later than March 15th of the year following the year in which the applicable vesting date occurs. Subject to the foregoing, if the Liquidity Event Requirement is satisfied by reason of an IPO, the Corporation will deliver any Shares that became Vested Shares prior to the expiration of the applicable Lock-Up Period (defined below) on the expiration of the Lock-Up Period, but in no event later than March 15th of the year following the year in which the applicable vesting date occurs. The form of such delivery (e.g., a stock certificate or electronic entry evidencing such Shares) will be determined by the Corporation. In all cases, the delivery of Shares under this Award is intended to comply with U.S. Treasury Regulation Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

6. DIVIDENDS. You will receive no benefit or adjustment to your RSUs with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a capitalization adjustment or corporate transaction.

7. LOCK-UP AGREEMENT. If so requested by the Corporation or the underwriters in connection with an IPO, you shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Corporation however or whenever acquired (except for those being registered) without the prior written consent of the Corporation or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement (the “Lock-Up Period”), and you shall execute any such agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.

8. IMPOSITION OF OTHER REQUIREMENTS. The Corporation reserves the right to cancel or forfeit outstanding grants or impose other requirements on your participation in the Plan, on this Award and the Shares subject to this Award and on any other Award or Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. You agree to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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9. TRANSFER RESTRICTIONS. This Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during your lifetime only by you. The terms of this Award shall be binding upon your executors, administrators, heirs, successors and assigns.

10. STOCKHOLDER AGREEMENTS. As a condition to this Award and to the Corporation’s issuance of any Shares under this Agreement, the Corporation may require you to execute and deliver a joinder agreement to any then applicable stockholder agreements (as amended from time to time) so as to become a party thereto, and to be bound by the terms and conditions thereof (collectively, the “Stockholder Agreements”).

11. ELECTRONIC DELIVERY AND PARTICIPATION. The Corporation may, in its sole discretion, decide to deliver any documents related to your current or future participation in the Plan by electronic means. By accepting this Award, whether electronically or otherwise, you hereby (i) consent to receive such documents by electronic means, (ii) consent to the use of electronic signatures, and (iii) if applicable, agree to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

    (a) Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Corporation or applicable U.S. state and federal corporate and securities laws, or other applicable laws):

(i)    “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(ii)    “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE STOCKHOLDER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID AGREEMENT.”

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(iii)    “THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO THE TERMS AND CONDITIONS OF AGREEMENTS BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID STOCKHOLDER AGREEMENTS.”

(iv)    Any legend required by the Stockholder Agreements, as applicable, or by appropriate U.S. blue sky officials.

    (b) You agree that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

    (c) The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

    (d) You acknowledge that the Shares shall be held subject to all the provisions of this Section 12, the Certificate of Incorporation and the Bylaws of the Corporation and any amendments thereto, copies of which are on file at the principal office of the Corporation. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Corporation and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Corporation, and the Corporation will furnish any stockholder, upon request and without charge, a copy of such statement. You acknowledge that the provisions of this Section 12 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and you hereby expressly waive the requirement of Section 151(f) of the Delaware General Corporation Law that you receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.

    (e) You acknowledge and understand that, but for the waiver made herein, you would be entitled, if and when Shares are issued to you pursuant to this Award and upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Corporation, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Corporation to the general public pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission under the Securities Act, you hereby unconditionally and irrevocably waive the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and

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covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to your Inspection Rights in your capacity as a stockholder, if and when Shares are issued to you pursuant to this Award, and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights you may have under any written agreement with the Corporation.

13. AWARD NOT AN EMPLOYMENT OR SERVICE CONTRACT.

    By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to Section 2 and the schedule set forth in the Grant Notice is earned only by maintaining Continuous Service (not through the act of being hired, being granted this Award or any other award or benefit) and that the Corporation has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth in the Grant Notice or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an Employee for the term of this Agreement, for any period, or at all, and will not interfere in any way with your right or the right of the Corporation or an Affiliate to terminate your Continuous Service at any time, with or without cause and with or without notice.

14. RESPONSIBILITY FOR TAXES. Regardless of any action the Corporation or your employer, if different, (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you hereby acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount, if any, actually withheld by the Corporation or the Employer. You further acknowledge that the Corporation and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award, the issuance of shares of Common Stock pursuant to such Award, the subsequent sale of shares of Common Stock and the receipt of any dividends and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate your liability for Tax-Related Items or achieve a particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction, you acknowledge that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

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Prior to any relevant taxable or tax withholding event, you shall pay or make adequate arrangements satisfactory to the Corporation and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Corporation and/or the Employer or their respective agents, in their sole discretion and without any notice or authorization by you, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following methods:

    (a) withholding from your wages or other cash compensation payable by the Corporation or the Employer to you through payroll or otherwise;

    (b) withholding from proceeds of the sale of Shares acquired at settlement of the Award through a mandatory sale arranged by the Corporation (on your behalf pursuant to this authorization without further consent);

    (c) upon your request and subject to approval by the Corporation, in its sole discretion, and compliance with applicable laws, withholding from fully vested Shares otherwise issuable to you upon the settlement of the Award a number of whole Shares having a Fair Market Value, determined by the Corporation, not in excess of the maximum applicable rate of Tax-Related Items withholding.

Notwithstanding the above, if you are classified as a Section 16 officer of the Corporation under the Exchange Act, you shall be restricted to alternative (c) above for purposes of satisfying all Tax-Related Items, unless this withholding method is not permissible under applicable laws, or the Corporation has authorized an alternative method for the relative taxable event.

The Corporation may withhold or account for Tax-Related Items by considering statutory withholding amounts or other withholding rates applicable in your jurisdiction(s), including maximum applicable rates, in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the Vested RSU, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, you agree to pay to the Corporation or the Employer, including through withholding from your wages or other cash compensation payable to you by the Corporation and/or the Employer, any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the shares of Common Stock or the proceeds from the sale of shares of Common Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.

15. INVESTMENT REPRESENTATIONS. In connection with your acquisition of the Shares under your Award, you represent to the Corporation the following:

    (a) You are aware of the Corporation’s business affairs and financial condition and have acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Shares. You are acquiring the Shares for investment for your own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of U.S. state law or applicable law. You do not have any present intention to transfer the Shares to any other person or entity.

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    (b) You understand that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed herein.

    (c) You further acknowledge and understand that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. You further acknowledge and understand that the Corporation is under no obligation to register the securities. You understand that the certificate evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Corporation.

    (d) You are familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. You understand that the Corporation provides no assurances as to whether you will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Corporation be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 15(d), you acknowledge and agree to the restrictions set forth in Section 15(e) below.

    (e) You further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the U.S. Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

    (f) You represent that you are not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. You also agree to notify the Corporation if you become subject to such disqualifications after the date hereof.

16. NO ADVICE REGARDING GRANT. The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You understand and agree that you should consult with your own personal tax, financial and/or legal advisors regarding the Award and Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

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17. UNSECURED OBLIGATION. The Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Corporation with respect to the Corporation’s obligation, if any, to issue Shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Corporation with respect to the Shares to be issued pursuant to this Agreement until such Shares are issued to you pursuant to Section 5 of this Agreement. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Corporation or any other person.

18. NOTICES. Any notices provided for in the Grant Notice, this Agreement or the Plan will be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by electronic mail, addressed in the case of notices delivered by the Corporation to you at the last address you provided to the Corporation.

19. ADDENDUM. Notwithstanding any provisions in this Agreement, the Award shall be subject to additional terms and conditions for Participants outside the U.S. set forth in the Addendum to this Agreement, including any special terms and conditions for your country. Moreover, if you relocate to another country, the special terms and conditions for such country will apply to you, to the extent the Corporation determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement.

20. MISCELLANEOUS.

    (a) The rights and obligations of the Corporation under the Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Corporation’s successors and assigns. Your rights and obligations under the Award may only be assigned with the prior written consent of the Corporation.

    (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Corporation to carry out the purposes or intent of the Award.

    (c) You acknowledge and agree that you have reviewed the documents provided to you in relation to the Award in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award, and fully understand all provisions of such documents.

    (d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    (e) All obligations of the Corporation under the Plan and this Agreement will be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

    (f) The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

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    (g) Any controversy arising out of or relating to this Agreement or the Plan, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, or any other controversy arising out of or related to the Award, including, but not limited to, any state or federal statutory claims, shall be submitted to arbitration in Santa Clara County, California, before a sole arbitrator selected from Judicial Arbitration and Mediation Services, Inc., San Jose, California, or its successor (“JAMS”), or if JAMS is no longer able to supply the arbitrator, such arbitrator shall be selected from the American Arbitration Association, and shall be conducted in accordance with the provisions of California Code of Civil Procedure §§ 1280 et seq. as the exclusive forum for the resolution of such dispute; provided, however, that provisional injunctive relief may, but need not, be sought by either party to this Agreement in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the arbitrator. Final resolution of any dispute through arbitration may include any remedy or relief which the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with any of the matters referenced in the first sentence above. The parties agree that the Corporation shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator’s fee. The parties further agree that in any proceeding with respect to such matters, each party shall bear its own attorney’s fees and costs (other than forum costs associated with the arbitration) incurred by it or him or her in connection with the resolution of the dispute.

21. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control.

22. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any section of this Agreement (or part of such a section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such section or part of a section to the fullest extent possible while remaining lawful and valid.

23. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Corporation. Notwithstanding the foregoing, this Agreement may be amended solely by the Administrator by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly

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provided in the Plan, no such amendment materially and adversely affecting your rights hereunder may be made without your written consent. In addition, and notwithstanding anything to the contrary in the Plan or this Agreement, the Corporation reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without your consent, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award.

24. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in U.S. Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Code Section 409A, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of U.S. Treasury Regulation Section 1.409A-1(h)), then the issuance of any Shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the Shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the Shares is necessary to avoid the imposition of taxation on you in respect of the Shares under Section 409A of the Code. Each installment of Shares that vests is intended to constitute a “separate payment” for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2). Notwithstanding any contrary provision of the Plan, the Notice of Grant, or of this Agreement, under no circumstances will the Corporation reimburse you for any taxes or other costs under Code Section 409A or any other tax law or rule. All such taxes and costs are solely your responsibility.

25. CLAWBACK POLICY. This Award is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Award and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Award (including any value received from a disposition of the Shares acquired upon settlement of the Award).

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ADDENDUM

SPECIAL TERMS AND CONDITIONS FOR PARTICIPANTS OUTSIDE THE U.S.

This Addendum includes additional country-specific terms and conditions that apply to Participants working and/or residing in the countries listed below. This Addendum is part of the Agreement and contains terms and conditions material to participation in the Plan. Unless otherwise provided below, capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan and the Restricted Stock Unit Award Agreement.

The information is based on the securities and other laws in effect in the respective countries as of January 2020. Such laws are often complex and change frequently. As a result, the Corporation strongly recommends that you not rely on the information in this Addendum as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date when your Award vests or settles, or you sell Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Corporation is not in a position to assure you of a particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

Finally, if you are a citizen or resident of a country other than the one in which you are currently working and/or residing or you transfer employment or residency after the Date of Grant, or if you are considered a resident of another country for local law purposes, then the provisions contained herein may not be apply. The Corporation shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply under these circumstances.

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TERMS APPLICABLE TO ALL PARTICIPANTS OUTSIDE THE U.S.

1.    NATURE OF GRANT. In accepting the Award, you understand, acknowledge and agree that:

(a)    The Plan is established voluntarily by the Corporation, is discretionary in nature, and may be modified, amended, suspended or terminated by the Corporation at any time, to the extent permitted by the Plan;

(b)    The grant of the Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Awards or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;

(c)    All decisions with respect to future grants of Awards, if any, will be at the sole discretion of the Corporation;

(d)    Your participation in the Plan is voluntary;

(e)    The Award and the Shares subject to the Award, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f)    The Award and the Shares subject to the Award, and the income from and value of same, are not part of normal or expected salary or compensation for any purpose, including calculating any severance, resignation, termination, payment in lieu of notice, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(g)    The future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(h)    If Participant acquires Shares upon settlement of the Award, the value of such Shares may increase or decrease;

(i)    No claim or entitlement to compensation or damages shall arise from forfeiture of the Award or any portion thereof resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any);

(j)    Unless otherwise agreed with the Corporation, the Award and the Shares subject to the Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of a Subsidiary or Affiliate; and

(k)    Neither the Corporation nor the Employer shall be liable for any foreign exchange rate fluctuation between your local currency and the U.S. Dollar that may affect the value of the Award or of any amounts due to you pursuant to the Award or the subsequent sale of any Shares acquired upon settlement.

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2.    DATA PRIVACY INFORMATION AND CONSENT.

(a)    Data Collection and Usage. The Corporation and the Employer may collect, process and use certain personal information about you, including, but not limited to, your name, home address, email address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Corporation, details of all Awards or any other entitlement to Shares awarded, canceled, vested, unvested, settled or outstanding in your favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is your consent.

(b)    Stock Plan Administration Service Providers. The Corporation may transfer Data to third parties which assist the Corporation with the implementation, administration and management of the Plan. The Corporation may select different service providers or additional service providers and share Data with such other provider serving in a similar manner. You may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.

(c)    International Data Transfers. The Corporation and its service providers are based in the United States. Your country or jurisdiction may have different data privacy laws and protections than the United States. The Corporation’s legal basis, where required, for the transfer of Data is your consent.

(d)    Data Retention. The Corporation will hold and use the Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond your period of Continuous Service. When the Corporation or the Employer no longer need Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable.

(e)    Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your salary from or service with the Employer will not be affected; the only consequence of refusing or withdrawing your consent is that the Corporation would not be able to grant these Awards or other equity awards to you or administer or maintain such awards.

(f)    Data Subject Rights. You may have a number of rights under data privacy laws in your jurisdiction. Depending on where you are based, such rights may include the right to (i) request access or copies of Data the Corporation processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in your jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, you can contact your local human resources representative.

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By accepting the Award and indicating consent via the Corporation’s acceptance procedure, you are declaring that you agree with the data processing practices described herein and consent to the collection, processing and use of Data by the Corporation and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.

3.    SECURITIES LAW NOTICE. Unless otherwise noted, neither the Corporation nor the Shares are registered with any local stock exchange or under the control of any local securities regulator outside the U.S. The Agreement, the Grant Notice, the Plan, and any other communications or materials that you may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the U.S., and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in your jurisdiction.

4.    LANGUAGE. You acknowledge you are sufficiently proficient in English, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms of this Agreement. If you have received this Agreement or any other documents related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

5.    FOREIGN ASSET/ACCOUNT REPORTING. You acknowledge that there may be certain foreign asset and/or account reporting requirements which may affect your ability to acquire or hold shares of Common Stock acquired under the Plan or cash received from participating in the Plan in an escrow, trust, brokerage or bank account outside your country. You may be required to report such accounts, assets or transactions to the tax or other authorities in your country. You also may be required to repatriate sale proceeds or other funds received as a result of participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations, and you should consult your personal legal advisor for any details.

CANADA

Settlement of Award

Notwithstanding any provision of the Plan to the contrary, including Section 6.10 thereof, an Award granted to a Participant who is a resident of Canada shall be settled in the form of shares of Common Stock, unless the Participant agrees to the settlement being made in the form of cash or a combination of cash and shares of Common Stock.

Tax Withholding Obligations

For residents of Canada, you understand, acknowledge and agree that, with respect to the payment of Tax-Related Items in connection with this Award, in addition to the means specifically contemplated in section 14 of this Agreement, you may be required to make a payment to the Corporation to enable it to satisfy any applicable withholding obligations with regard to Tax-Related Items before the issuance of Common Stock to you pursuant to this Award.

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INDIA

Data Privacy Information and Consent

By accepting the Award and indicating consent via the Corporation’s acceptance procedure, you are declaring that you agree to allow, use and transfer your personal information (including any sensitive personal data and information) for the purpose of achieving the objectives contemplated herein, and you further agree and acknowledge that the data collection, security and transfer practices adopted by the Corporation are the reasonable security practices and procedures for the purpose of (Indian) Information Technology Act, 2000, and the rules framed thereunder.

Exchange Control Information

You understand that you must repatriate any proceeds from the sale of Shares acquired under the Plan and convert the proceeds into local currency, immediately, but in any event no later than 90 days of sale of Shares. You also understand that you must repatriate any cash dividend equivalents to India and convert the proceeds into local currency within 60 days of receipt. You will receive a foreign inward remittance certificate (“FIRC”) from the bank where you deposit the foreign currency. You should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Company requests proof of repatriation.

Foreign Asset/Account Reporting Information

Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside India) in their annual tax return. You should consult with your personal tax advisor to determine your personal reporting obligations.

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COURSERA, INC.

NOTICE OF RESTRICTED STOCK UNIT GRANT

(STOCK INCENTIVE PLAN)

Coursera, Inc. (the “Corporation”), pursuant to its Stock Incentive Plan, as amended and restated from time to time (the “Plan”), hereby awards to Participant (as of the date indicated below) a Restricted Stock Unit Award for the number of shares of Common Stock (the “Shares”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Restricted Stock Unit Award Agreement, including any special terms for Participants outside the United States (“U.S.”) set forth in the Addendum (collectively, the “Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Agreement. Except as set forth in the Agreement, in the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
First Service Vesting Date:
Number of Restricted Stock Units (“RSUs”) Subject to Award:

Vesting:	Participant will receive a benefit with respect to an RSU only if it vests on or before the Expiration Date (defined below). Two vesting requirements must be satisfied in order for an RSU to vest — a time and service-based requirement (the “Service-Based Requirement”) and the “Liquidity Event Requirement” (defined below). An RSU shall actually vest (and therefore becomes a “Vested RSU”) on the first date upon which BOTH the Service-Based Requirement and the Liquidity Event Requirement are satisfied with respect to that particular RSU (the “Vesting Date”).

Liquidity Event Requirement:

The Liquidity Event Requirement will be satisfied as to any then-outstanding RSUs on the first to occur of: (1) a Change in Control Event (provided that the Change in Control Event constitutes a “change in ownership or control” within the meaning of Section 409A); or (2) the first sale of Common Stock pursuant to an initial public offering (“IPO”) registered under the Securities Act of 1933, as amended (the “Securities Act”).

For purposes of this Award, a Change in Control Event will not include a transaction in which stockholders of the Corporation receive consideration in exchange for their Shares unless at least 50% of the consideration received by a majority of the stockholders of the Corporation consists of cash and/or securities that are listed on the New York Stock Exchange, the Nasdaq Stock Market or any other exchange or market of similar stature.

Service-Based Requirement:	The Service-Based Requirement will be satisfied in installments as follows: 25% of the RSUs will have the Service-Based Requirement satisfied on the First Service Vesting Date set forth above, provided the Participant has been continuously employed by or provided continuous service to the Corporation or any of its Affiliates (“Continuous Service”) through such First Service Vesting Date, and 1/16th of the RSUs will have the Service-Based Requirement satisfied in equal quarterly installments during the next 12 quarters subject to the Participant’s Continuous Service. For the avoidance of doubt, once the Participant’s Continuous Service ends, no additional RSUs will be deemed to have the Service-Based Requirement satisfied with respect to such RSUs except as set forth below under “Acceleration.”

Acceleration:	Notwithstanding the foregoing, in the event that, in connection with or within twelve (12) months following a Change of Control, Participant’s employment is terminated without Cause or there exists a Constructive Termination, then, subject to Participant’s delivery to the Corporation of a signed general release of claims in favor of the Corporation in a form acceptable to the Corporation within 60 days after termination of employment and not revoking such release within any revocation period required under applicable law to obtain a release of claims, and Participant’s ongoing compliance with the terms and conditions of such Participant’s employment agreement with the Corporation (if applicable), Participant will be entitled to immediate service-based vesting of 100% of the total number of shares subject to the Award to the extent then outstanding and unvested. “Change of Control” shall have the meaning set forth in the Plan and “Cause,” and “Constructive Termination” shall have the meanings set forth below.

Settlement:	If an RSU vests as provided for above, the Corporation will deliver one Share for each Vested RSU. The Shares will be issued in accordance with the schedule set forth in Section 5 of the Restricted Stock Unit Award Agreement.

Expiration:	If both the Service-Based Requirement and the Liquidity Event Requirement are not satisfied on or before 5:00 p.m. Pacific Time on the seventh anniversary of the Date of Grant (the “Expiration Date”), the RSUs shall expire on the Expiration Date, unless they are terminated earlier pursuant to the provisions of this Agreement or the Plan.

Definitions:

a)  “Cause” means (i) Participant’s material failure to perform Participant’s stated duties, and Participant’s inability or unwillingness to cure such failure to the reasonable satisfaction of the Corporation within 30 days following written notice of such failure to Participant from the Corporation; (ii) Participant’s material violation of a Corporation policy or material breach of any written agreement or covenant with the Corporation, including, but not limited to, any

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applicable invention assignment and confidentiality agreement or similar agreement between the Corporation and Participant; (iii) Participant’s conviction of, or entry of a plea of guilty or nolo contendere to, a felony (other than motor vehicle offenses the effect of which do not materially impair Participant’s performance of Participant’s employment duties); (iv) Participant’s commission of a willful act that constitutes gross misconduct and which is materially injurious to the Corporation; (v) Participant’s commission of any act of fraud or embezzlement; (vi) Participant’s commission of any act of dishonesty or any other willful misconduct that has caused or is reasonably expected to result in a material injury to the Corporation; or (vii) Participant’s willful failure to cooperate with an investigation authorized by the Corporation or initiated by a governmental or regulatory authority, in either case, relating to the Corporation, its business, or any of its directors, officers or employees. (Participant will be provided with notice and thirty calendar days opportunity to cure any event that is curable. The determination as to whether Participant is being terminated for Cause will be made in good faith by the Board and will be final and binding.)

b)  “Constructive Termination” means Participant’s termination of Participant’s employment upon written notice to the Board for “Good Reason.”

c)  “Good Reason” means the occurrence of one or more of the following, without Participant’s written consent: (i) a material reduction by the Corporation of Participant’s base salary as in effect immediately prior to such reduction (other than a proportionate reduction in connection with a general reduction of compensation to the vice presidents of the Corporation and the employees senior to vice presidents of the Corporation); or (ii) a relocation of Participant’s principal place of employment to a location that increases Participant’s one way commute by more than 50 miles. In order for an event to qualify as “Good Reason,” Participant must provide the Corporation with written notice of the acts or omissions constituting the grounds for “Good Reason” within 60 days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of 30 days following the date of written notice (the “Cure Period”), such grounds must not have been cured during such time, and Participant must resign within 90 days following the end of the Cure Period.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Notice of Restricted Stock Unit Grant (the “Grant Notice”), the Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Corporation regarding this Award and supersede all prior oral and written agreements, offer letters, promises and/or representations on that subject with the exception of (i) equity awards previously granted

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and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Corporation or is otherwise required by applicable laws and (iii) any written arrangement that would provide for vesting acceleration of this specific restricted stock unit Award upon the terms and conditions set forth therein (provided that if there is any conflict in the vesting and/or acceleration terms, those contained in this Grant Notice and Agreement shall control).

By accepting the Award, Participant acknowledges having received and read the Grant Notice, the Agreement, and the Plan (the “Grant Documents”) and agrees to all of the terms and conditions set forth in the Grant Documents. Furthermore, by accepting the Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or another third party designated by the Corporation.

By Participant’s signature or by otherwise accepting the Award, Participant acknowledges having received the Corporation’s Rule 701 Disclosure Packet.

Notwithstanding the above, if Participant has not affirmatively accepted the Award within 90 days of the Date of Grant set forth in this Grant Notice, Participant is deemed to have accepted the Award, subject to all of the terms and conditions of the Grant Documents.

COURSERA, INC.	PARTICIPANT

By:	BY:
Signature		Signature

Name & Title:	DATE:

ATTACHMENTS: Restricted Stock Unit Award Agreement (including the Addendum), Stock Incentive Plan

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COURSERA, INC.

RESTRICTED STOCK UNIT AWARD AGREEMENT

(STOCK INCENTIVE PLAN)

Pursuant to the Notice of Restricted Stock Unit Grant (the “Grant Notice”) and this Restricted Stock Unit Award Agreement, including any special terms for Participants outside the United States (“U.S.”) set forth in the Addendum (collectively, the “Agreement”), Coursera, Inc. (the “Corporation”) has awarded you a Restricted Stock Unit (“RSU”) Award (the “Award”) under its Stock Incentive Plan, as amended and restated from time to time (the “Plan”). The Award is granted to you effective as of the Date of Grant set forth in the Grant Notice. Capitalized terms not explicitly defined in this Agreement will have the same meanings given to them in the Plan and Grant Notice. Except as set forth in the Agreement, in the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. The details of the Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1. GRANT OF THE AWARD. The Award represents the right to be issued on a future date the number of Shares as indicated in the Grant Notice upon the satisfaction of the terms set forth in this Agreement. Except as otherwise provided herein, you will not be required to make any payment to the Corporation with respect to your receipt of the Award, the vesting of the RSUs, or the delivery of the underlying Shares.

2. VESTING. Subject to the limitations contained herein, the Award will vest in accordance with the vesting schedule provided in the Grant Notice. Upon termination of your Continuous Service, any RSUs that have yet to satisfy any time and service-based requirement, including the Service-Based Requirement, will be forfeited at no cost to the Corporation and you will have no further right, title or interest in or to such underlying Shares.

For purposes of this Award, termination of Continuous Service will be deemed to occur as of the date you are no longer actively providing services as an Employee (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any) and will not be extended by any notice period (e.g., your period of employment or service will not include any contractual notice period or period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any); the Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the Award.

3. NUMBER OF SHARES. The RSUs subject to the Award may be adjusted from time to time for capitalization adjustments and corporate transactions as provided in Section 7.3 of the Plan. Notwithstanding the foregoing, no fractional Shares or rights for fractional Shares will be created pursuant to such adjustments, and the Administrator will, in its discretion, determine an equivalent benefit for any fractional Shares that might be created by such adjustments.

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4. SECURITIES LAW AND OTHER COMPLIANCE. You may not be issued any Shares under the Award unless either (a) the Shares are registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”); or (b) the Corporation has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such Shares if the Corporation determines that such receipt would not be in material compliance with such laws and regulations. The Corporation will have no liability for failure to issue or deliver any Shares pursuant to this Award unless such issuance or delivery would comply with applicable laws, with such compliance determined by the Corporation in consultation with its legal counsel. Furthermore, the applicable laws of the country in which you are residing or working at the time of grant, vesting, and/or settlement of this Award (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent settlement of this Award. As a condition to the Award, the Corporation may require you to make any representation and warranty as may be required by applicable laws.

5. SETTLEMENT OF RSUS. Subject to the satisfaction of any withholding obligations for Tax-Related Items set forth in Section 14 of this Agreement, the Corporation will deliver to you a number of Shares equal to the number of Vested RSUs subject to the Award, including any additional Shares received pursuant to Section 3 above that relate to those Vested RSUs, on a date determined by the Corporation, in its sole and absolute discretion, on or after the applicable vesting date(s) as provided in the Grant Notice, but in no event later than March 15th of the year following the year in which the applicable vesting date occurs. Subject to the foregoing, if the Liquidity Event Requirement is satisfied by reason of an IPO, the Corporation will deliver any Shares that became Vested Shares prior to the expiration of the applicable Lock-Up Period (defined below) on the expiration of the Lock-Up Period, but in no event later than March 15th of the year following the year in which the applicable vesting date occurs. The form of such delivery (e.g., a stock certificate or electronic entry evidencing such Shares) will be determined by the Corporation. In all cases, the delivery of Shares under this Award is intended to comply with U.S. Treasury Regulation Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

6. DIVIDENDS. You will receive no benefit or adjustment to your RSUs with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a capitalization adjustment or corporate transaction.

7. LOCK-UP AGREEMENT. If so requested by the Corporation or the underwriters in connection with an IPO, you shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Corporation however or whenever acquired (except for those being registered) without the prior written consent of the Corporation or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement (the “Lock-Up Period”), and you shall execute any such agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.

8. IMPOSITION OF OTHER REQUIREMENTS. The Corporation reserves the right to cancel or forfeit outstanding grants or impose other requirements on your participation in the Plan, on this Award and the Shares subject to this Award and on any other Award or Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with applicable laws or facilitate the administration of the Plan. You agree to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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9. TRANSFER RESTRICTIONS. This Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during your lifetime only by you. The terms of this Award shall be binding upon your executors, administrators, heirs, successors and assigns.

10. STOCKHOLDER AGREEMENTS. As a condition to this Award and to the Corporation’s issuance of any Shares under this Agreement, the Corporation may require you to execute and deliver a joinder agreement to any then applicable stockholder agreements (as amended from time to time) so as to become a party thereto, and to be bound by the terms and conditions thereof (collectively, the “Stockholder Agreements”).

11. ELECTRONIC DELIVERY AND PARTICIPATION. The Corporation may, in its sole discretion, decide to deliver any documents related to your current or future participation in the Plan by electronic means. By accepting this Award, whether electronically or otherwise, you hereby (i) consent to receive such documents by electronic means, (ii) consent to the use of electronic signatures, and (iii) if applicable, agree to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

(a) Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Corporation or applicable U.S. state and federal corporate and securities laws, or other applicable laws):

(i) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(ii) “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE STOCKHOLDER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID AGREEMENT.”

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(iii) “THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO THE TERMS AND CONDITIONS OF AGREEMENTS BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID STOCKHOLDER AGREEMENTS.”

(iv) Any legend required by the Stockholder Agreements, as applicable, or by appropriate U.S. blue sky officials.

(b) You agree that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d) You acknowledge that the Shares shall be held subject to all the provisions of this Section 12, the Certificate of Incorporation and the Bylaws of the Corporation and any amendments thereto, copies of which are on file at the principal office of the Corporation. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Corporation and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Corporation, and the Corporation will furnish any stockholder, upon request and without charge, a copy of such statement. You acknowledge that the provisions of this Section 12 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and you hereby expressly waive the requirement of Section 151(f) of the Delaware General Corporation Law that you receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.

(e) You acknowledge and understand that, but for the waiver made herein, you would be entitled, if and when Shares are issued to you pursuant to this Award and upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Corporation, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Corporation to the general public pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission under the Securities Act, you hereby unconditionally and irrevocably waive the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and

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covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to your Inspection Rights in your capacity as a stockholder, if and when Shares are issued to you pursuant to this Award, and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights you may have under any written agreement with the Corporation.

13. AWARD NOT AN EMPLOYMENT OR SERVICE CONTRACT.

By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to Section 2 and the schedule set forth in the Grant Notice is earned only by maintaining Continuous Service (not through the act of being hired, being granted this Award or any other award or benefit) and that the Corporation has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth in the Grant Notice or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an Employee for the term of this Agreement, for any period, or at all, and will not interfere in any way with your right or the right of the Corporation or an Affiliate to terminate your Continuous Service at any time, with or without cause and with or without notice.

14. RESPONSIBILITY FOR TAXES. Regardless of any action the Corporation or your employer, if different, (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you hereby acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount, if any, actually withheld by the Corporation or the Employer. You further acknowledge that the Corporation and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award, the issuance of shares of Common Stock pursuant to such Award, the subsequent sale of shares of Common Stock and the receipt of any dividends and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate your liability for Tax-Related Items or achieve a particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction, you acknowledge that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, you shall pay or make adequate arrangements satisfactory to the Corporation and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Corporation and/or the Employer or their respective agents, in their sole discretion and without any notice or authorization by you, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following methods:

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(a) withholding from your wages or other cash compensation payable by the Corporation or the Employer to you through payroll or otherwise;

(b) withholding from proceeds of the sale of Shares acquired at settlement of the Award through a mandatory sale arranged by the Corporation (on your behalf pursuant to this authorization without further consent);

(c) upon your request and subject to approval by the Corporation, in its sole discretion, and compliance with applicable laws, withholding from fully vested Shares otherwise issuable to you upon the settlement of the Award a number of whole Shares having a Fair Market Value, determined by the Corporation, not in excess of the maximum applicable rate of Tax-Related Items withholding.

Notwithstanding the above, if you are classified as a Section 16 officer of the Corporation under the Exchange Act, you shall be restricted to alternative (c) above for purposes of satisfying all Tax-Related Items, unless this withholding method is not permissible under applicable laws, or the Corporation has authorized an alternative method for the relative taxable event.

The Corporation may withhold or account for Tax-Related Items by considering statutory withholding amounts or other withholding rates applicable in your jurisdiction(s), including maximum applicable rates, in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the Vested RSU, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, you agree to pay to the Corporation or the Employer, including through withholding from your wages or other cash compensation payable to you by the Corporation and/or the Employer, any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the shares of Common Stock or the proceeds from the sale of shares of Common Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.

15. INVESTMENT REPRESENTATIONS. In connection with your acquisition of the Shares under your Award, you represent to the Corporation the following:

(a) You are aware of the Corporation’s business affairs and financial condition and have acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Shares. You are acquiring the Shares for investment for your own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of U.S. state law or applicable law. You do not have any present intention to transfer the Shares to any other person or entity.

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(b) You understand that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed herein.

(c) You further acknowledge and understand that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. You further acknowledge and understand that the Corporation is under no obligation to register the securities. You understand that the certificate evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Corporation.

(d) You are familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. You understand that the Corporation provides no assurances as to whether you will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Corporation be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 15(d), you acknowledge and agree to the restrictions set forth in Section 15(e) below.

(e) You further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the U.S. Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) You represent that you are not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. You also agree to notify the Corporation if you become subject to such disqualifications after the date hereof.

16. NO ADVICE REGARDING GRANT. The Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You understand and agree that you should consult with your own personal tax, financial and/or legal advisors regarding the Award and Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

17. UNSECURED OBLIGATION. The Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Corporation with respect to the Corporation’s obligation, if any, to issue Shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Corporation with respect to the Shares to be issued pursuant to this Agreement until such Shares are issued to you pursuant to Section 5 of this Agreement. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Corporation or any other person.

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18. NOTICES. Any notices provided for in the Grant Notice, this Agreement or the Plan will be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by electronic mail, addressed in the case of notices delivered by the Corporation to you at the last address you provided to the Corporation.

19. ADDENDUM. Notwithstanding any provisions in this Agreement, the Award shall be subject to additional terms and conditions for Participants outside the U.S. set forth in the Addendum to this Agreement, including any special terms and conditions for your country. Moreover, if you relocate to another country, the special terms and conditions for such country will apply to you, to the extent the Corporation determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement.

20. MISCELLANEOUS.

(a) The rights and obligations of the Corporation under the Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Corporation’s successors and assigns. Your rights and obligations under the Award may only be assigned with the prior written consent of the Corporation.

(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Corporation to carry out the purposes or intent of the Award.

(c) You acknowledge and agree that you have reviewed the documents provided to you in relation to the Award in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award, and fully understand all provisions of such documents.

(d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) All obligations of the Corporation under the Plan and this Agreement will be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

(f) The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

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(g) Any controversy arising out of or relating to this Agreement or the Plan, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, or any other controversy arising out of or related to the Award, including, but not limited to, any state or federal statutory claims, shall be submitted to arbitration in Santa Clara County, California, before a sole arbitrator selected from Judicial Arbitration and Mediation Services, Inc., San Jose, California, or its successor (“JAMS”), or if JAMS is no longer able to supply the arbitrator, such arbitrator shall be selected from the American Arbitration Association, and shall be conducted in accordance with the provisions of California Code of Civil Procedure §§ 1280 et seq. as the exclusive forum for the resolution of such dispute; provided, however, that provisional injunctive relief may, but need not, be sought by either party to this Agreement in a court of law while arbitration proceedings are pending, and any provisional injunctive relief granted by such court shall remain effective until the matter is finally determined by the arbitrator. Final resolution of any dispute through arbitration may include any remedy or relief which the arbitrator deems just and equitable, including any and all remedies provided by applicable state or federal statutes. At the conclusion of the arbitration, the arbitrator shall issue a written decision that sets forth the essential findings and conclusions upon which the arbitrator’s award or decision is based. Any award or relief granted by the arbitrator hereunder shall be final and binding on the parties hereto and may be enforced by any court of competent jurisdiction. The parties acknowledge and agree that they are hereby waiving any rights to trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other in connection with any matter whatsoever arising out of or in any way connected with any of the matters referenced in the first sentence above. The parties agree that the Corporation shall be responsible for payment of the forum costs of any arbitration hereunder, including the arbitrator’s fee. The parties further agree that in any proceeding with respect to such matters, each party shall bear its own attorney’s fees and costs (other than forum costs associated with the arbitration) incurred by it or him or her in connection with the resolution of the dispute.

21. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control.

22. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any section of this Agreement (or part of such a section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such section or part of a section to the fullest extent possible while remaining lawful and valid.

23. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Corporation. Notwithstanding the foregoing, this Agreement may be amended solely by the Administrator by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly

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provided in the Plan, no such amendment materially and adversely affecting your rights hereunder may be made without your written consent. In addition, and notwithstanding anything to the contrary in the Plan or this Agreement, the Corporation reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without your consent, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award.

24. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in U.S. Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Code Section 409A, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of U.S. Treasury Regulation Section 1.409A-1(h)), then the issuance of any Shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the Shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the Shares is necessary to avoid the imposition of taxation on you in respect of the Shares under Section 409A of the Code. Each installment of Shares that vests is intended to constitute a “separate payment” for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2). Notwithstanding any contrary provision of the Plan, the Notice of Grant, or of this Agreement, under no circumstances will the Corporation reimburse you for any taxes or other costs under Code Section 409A or any other tax law or rule. All such taxes and costs are solely your responsibility.

25. CLAWBACK POLICY. This Award is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Award and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Award (including any value received from a disposition of the Shares acquired upon settlement of the Award).

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ADDENDUM

SPECIAL TERMS AND CONDITIONS FOR PARTICIPANTS OUTSIDE THE U.S.

This Addendum includes additional country-specific terms and conditions that apply to Participants working and/or residing in the countries listed below. This Addendum is part of the Agreement and contains terms and conditions material to participation in the Plan. Unless otherwise provided below, capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan and the Restricted Stock Unit Award Agreement.

The information is based on the securities and other laws in effect in the respective countries as of January 2020. Such laws are often complex and change frequently. As a result, the Corporation strongly recommends that you not rely on the information in this Addendum as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date when your Award vests or settles, or you sell Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Corporation is not in a position to assure you of a particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

Finally, if you are a citizen or resident of a country other than the one in which you are currently working and/or residing or you transfer employment or residency after the Date of Grant, or if you are considered a resident of another country for local law purposes, then the provisions contained herein may not be apply. The Corporation shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply under these circumstances.

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TERMS APPLICABLE TO ALL PARTICIPANTS OUTSIDE THE U.S.

1. NATURE OF GRANT. In accepting the Award, you understand, acknowledge and agree that:

(a) The Plan is established voluntarily by the Corporation, is discretionary in nature, and may be modified, amended, suspended or terminated by the Corporation at any time, to the extent permitted by the Plan;

(b) The grant of the Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Awards or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;

(c) All decisions with respect to future grants of Awards, if any, will be at the sole discretion of the Corporation;

(d) Your participation in the Plan is voluntary;

(e) The Award and the Shares subject to the Award, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f) The Award and the Shares subject to the Award, and the income from and value of same, are not part of normal or expected salary or compensation for any purpose, including calculating any severance, resignation, termination, payment in lieu of notice, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) The future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(h) If Participant acquires Shares upon settlement of the Award, the value of such Shares may increase or decrease;

(i) No claim or entitlement to compensation or damages shall arise from forfeiture of the Award or any portion thereof resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any);

(j) Unless otherwise agreed with the Corporation, the Award and the Shares subject to the Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of a Subsidiary or Affiliate; and

(k) Neither the Corporation nor the Employer shall be liable for any foreign exchange rate fluctuation between your local currency and the U.S. Dollar that may affect the value of the Award or of any amounts due to you pursuant to the Award or the subsequent sale of any Shares acquired upon settlement.

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2. DATA PRIVACY INFORMATION AND CONSENT.

(a) Data Collection and Usage. The Corporation and the Employer may collect, process and use certain personal information about you, including, but not limited to, your name, home address, email address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Corporation, details of all Awards or any other entitlement to Shares awarded, canceled, vested, unvested, settled or outstanding in your favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is your consent.

(b) Stock Plan Administration Service Providers. The Corporation may transfer Data to third parties which assist the Corporation with the implementation, administration and management of the Plan. The Corporation may select different service providers or additional service providers and share Data with such other provider serving in a similar manner. You may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.

(c) International Data Transfers. The Corporation and its service providers are based in the United States. Your country or jurisdiction may have different data privacy laws and protections than the United States. The Corporation’s legal basis, where required, for the transfer of Data is your consent.

(d) Data Retention. The Corporation will hold and use the Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond your period of Continuous Service. When the Corporation or the Employer no longer need Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your salary from or service with the Employer will not be affected; the only consequence of refusing or withdrawing your consent is that the Corporation would not be able to grant these Awards or other equity awards to you or administer or maintain such awards.

(f) Data Subject Rights. You may have a number of rights under data privacy laws in your jurisdiction. Depending on where you are based, such rights may include the right to (i) request access or copies of Data the Corporation processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in your jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, you can contact your local human resources representative.

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By accepting the Award and indicating consent via the Corporation’s acceptance procedure, you are declaring that you agree with the data processing practices described herein and consent to the collection, processing and use of Data by the Corporation and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.

3. SECURITIES LAW NOTICE. Unless otherwise noted, neither the Corporation nor the Shares are registered with any local stock exchange or under the control of any local securities regulator outside the U.S. The Agreement, the Grant Notice, the Plan, and any other communications or materials that you may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the U.S., and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in your jurisdiction.

4. LANGUAGE. You acknowledge you are sufficiently proficient in English, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms of this Agreement. If you have received this Agreement or any other documents related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

5. FOREIGN ASSET/ACCOUNT REPORTING. You acknowledge that there may be certain foreign asset and/or account reporting requirements which may affect your ability to acquire or hold shares of Common Stock acquired under the Plan or cash received from participating in the Plan in an escrow, trust, brokerage or bank account outside your country. You may be required to report such accounts, assets or transactions to the tax or other authorities in your country. You also may be required to repatriate sale proceeds or other funds received as a result of participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations, and you should consult your personal legal advisor for any details.

CANADA

Settlement of Award

Notwithstanding any provision of the Plan to the contrary, including Section 6.10 thereof, an Award granted to a Participant who is a resident of Canada shall be settled in the form of shares of Common Stock, unless the Participant agrees to the settlement being made in the form of cash or a combination of cash and shares of Common Stock.

Tax Withholding Obligations

For residents of Canada, you understand, acknowledge and agree that, with respect to the payment of Tax-Related Items in connection with this Award, in addition to the means specifically contemplated in section 14 of this Agreement, you may be required to make a payment to the Corporation to enable it to satisfy any applicable withholding obligations with regard to Tax-Related Items before the issuance of Common Stock to you pursuant to this Award.

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INDIA

Data Privacy Information and Consent

By accepting the Award and indicating consent via the Corporation’s acceptance procedure, you are declaring that you agree to allow, use and transfer your personal information (including any sensitive personal data and information) for the purpose of achieving the objectives contemplated herein, and you further agree and acknowledge that the data collection, security and transfer practices adopted by the Corporation are the reasonable security practices and procedures for the purpose of (Indian) Information Technology Act, 2000, and the rules framed thereunder.

Exchange Control Information

You understand that you must repatriate any proceeds from the sale of Shares acquired under the Plan and convert the proceeds into local currency, immediately, but in any event no later than 90 days of sale of Shares. You also understand that you must repatriate any cash dividend equivalents to India and convert the proceeds into local currency within 60 days of receipt. You will receive a foreign inward remittance certificate (“FIRC”) from the bank where you deposit the foreign currency. You should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Company requests proof of repatriation.

Foreign Asset/Account Reporting Information

Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside India) in their annual tax return. You should consult with your personal tax advisor to determine your personal reporting obligations.

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